[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Florida Municipal Bond

May 31, 2002                      [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended May 31, 2002, was a time of tragedy, turmoil, and transition. The U.S. suffered--and began recovering from--the worst terrorist acts ever inflicted on its soil and the biggest economic downturn in a decade.

     The economic and financial market reactions to those events included historically low short-term interest rates (needed to boost the economy), the first federal budget deficit in five years (the result of reduced tax inflows and increased government spending), a weaker U.S. dollar, and increased bond issuance (to take advantage of low interest rates and offset growing federal and state deficits). Meanwhile, investor anxiety boosted "safe-haven" investments like gold and high-quality bonds and undermined the stock market.

     Florida Municipal Bond posted a solid total return in that environment, while finishing with a #2 ranking in its Lipper group. Florida Municipal Bond's three- and five-year returns were even more impressive, garnering first-place finishes. (See the next page for detailed performance information.) The fund's return for the most recent fiscal year was also in stark contrast to the losses suffered by many equity-related portfolios. On page 3, our municipal  investment team talks about the market conditions and portfolio strategies that made
Florida Municipal Bond's impressive performance possible.

     Turning to administrative matters, we're streamlining our funds' annual and semiannual reports to deliver the important investment information you need more efficiently and cost-effectively. At the same time, we're putting more emphasis on quarterly fund commentaries, which should be available on our Web site
(www.americancentury.com) within three weeks after each calendar quarter end.
Quarterly reporting on  the Web--in addition to the annual and semiannual report mailings--should help provide you with useful investment information in a more timely fashion.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

FLORIDA MUNICIPAL BOND

   Portfolio Composition
      by Credit Rating ....................................................    3
   Schedule of Investments ................................................    4
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    6
   Statement of Operations ................................................    7
   Statement of Changes
      in Net Assets .......................................................    8
   Notes to Financial
      Statements ..........................................................    9
   Financial Highlights ...................................................   11
   Report of Independent
      Accountants .........................................................   12
OTHER INFORMATION
   Management .............................................................   13
   Background Information
      Investment Philosophy
         and Policies .....................................................   15
      Comparative Index ...................................................   15
      Lipper Rankings .....................................................   15
      Credit Rating
         Guidelines .......................................................   15
      Investment Team
         Leaders ..........................................................   15
   Glossary ...............................................................   16

                                                  www.americancentury.com      1

Florida Municipal Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                 LEHMAN 5-YEAR          FLORIDA INTERM.
                   FLORIDA         MUNICIPAL         MUNICIPAL DEBT FUNDS(2)
               MUNICIPAL BOND      GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ....... 2.86%           3.06%            2.41%           --
1 YEAR ............ 5.98%           6.33%            5.38%        2 OUT OF 16
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........... 5.64%           5.64%            4.59%        1 OUT OF 16
5 YEARS ........... 5.96%           5.75%            4.83%        1 OUT OF 13
LIFE OF FUND* ..... 6.13%           5.89%(3)         5.06%(4)     1 OUT OF 10(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/14/94, the date nearest the fund's inception for which data are available.

See pages 15-16 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Florida Municipal Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

*  Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until 7/1/96.

** Fund data from 4/11/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which data are available. Not annualized.

2      1-800-345-2021

Florida Municipal Bond--Performance Review
--------------------------------------------------------------------------------

By Ken Salinger, portfolio manager

PERFORMANCE SNAPSHOT

     Florida Municipal Bond turned in another impressive performance during the year ended May 31, 2002, providing a respectable total return and finishing in second place in its Lipper group. The fund's three- and five-year returns ranked
Florida Municipal Bond #1. (See the previous page for detailed performance information.)

     The portfolio's bond maturity structure and our security-selection strategies provided the main catalysts for that upbeat performance; a better-than-average yield compared with the Lipper group and lower-than-average expenses helped as well.

ECONOMIC & MARKET REVIEW

     Extreme volatility was the norm during the fiscal year, with the U.S.
economy slipping into an economic downturn amid corporate earnings shortfalls, the fallout from September 11, massive layoffs, and a troubled stock market.

     But conditions looked brighter going into 2002. The Federal Reserve (Fed)
cut short-term interest rates to 40-year lows to stimulate growth, setting the stage for the U.S. economy to surge at a 6.1% annualized rate during the first quarter.

     With economic conditions improving, investors began to expect the Fed to reverse course and raise short-term interest rates. Those expectations limited bond market performance early this year. But bonds were boosted by a number of factors, including uncertainty concerning the recovery's strength, corporate accounting scandals that shook the already troubled stock market, uninspiring capital investment by businesses, an expected slower pace of growth from that of the first quarter, and ongoing terrorist-related fears. As a result, municipal securities have posted solid returns in 2002.

PORTFOLIO STRATEGIES

     Given the environment just discussed, we favored a barbell bond maturity structure, which emphasizes short- and long-term bonds, while de-emphasizing intermediate-term ones.

     With interest rates at record lows, inflation under control, and the economy recovering, we expected the difference between short- and long-term bond yields to shrink (an ideal scenario for a barbell). Although that hasn't happened in 2002, the barbell still boosted performance because the short end was concentrated in bonds maturing in three or fewer years, and these bonds saw their yields fall the most.

     Security selection contributed significantly to performance as well.
Although we maintained the portfolio's very high overall credit quality due to the uncertain economic times, we continued to work with our seasoned credit research team to search for lower-rated securities with what we felt were compelling credit stories. Along those lines, we bought some short-term revenue bonds rated A that were issued by the West Orange Healthcare District. These municipal securities performed very well, and we sold them earlier this year.

OUTLOOK

     Looking ahead, we expect the economy to continue to improve slowly. So we plan to keep the barbell in place  for now, while continuing to focus on security selection and maintaining the fund's high overall credit quality.

[right margin]

YIELDS AS OF MAY 31, 2002

30-DAY SEC YIELD                3.31%

30-DAY TAX-EQUIVALENT YIELDS*
   27.0% TAX BRACKET            4.53%
   30.0% TAX BRACKET            4.73%
   35.0% TAX BRACKET            5.09%
   38.6% TAX BRACKET            5.39%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                           AS OF 5/31/02
NET ASSETS                 $54.6 MILLION

                        5/31/02      5/31/01
WEIGHTED AVERAGE
MATURITY                8.0 YRS      8.2 YRS
AVERAGE DURATION        4.2 YRS      5.1 YRS
EXPENSE RATIO            0.51%        0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                       % OF FUND INVESTMENTS
                         AS OF        AS OF
                        5/31/02     11/30/01
AAA                       87%          87%
AA                         7%           4%
A                          2%           3%
BBB                        4%           6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 15 for more information.

Investment terms are defined in the Glossary on pages 16-17.

                                                 www.americancentury.com      3

Florida Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002

Principal Amount                                                          Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 88.0%

FLORIDA -- 83.6%
               $2,110,000  Broward County Airport Systems
                              Rev., (Passenger Facility),
                              (Conventional Lien H-1),
                              5.25%, 10/1/12 (AMBAC)                 $ 2,207,988
                  500,000  Broward County School Board
                              COP, Series 2002 B, 5.375%,
                              7/1/13 (FSA)                               539,850
                1,475,000  Collier County School Board
                              COP, 5.50%, 2/15/12 (FSA)                1,622,131
                  960,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.20%,
                              5/1/04 (MBIA)                            1,012,406
                  715,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.25%,
                              5/1/05 (MBIA)                              763,963
                  250,000  Dade County Aviation Rev.,
                              Series 1995 E, 5.50%,
                              10/1/10 (AMBAC)                            265,113
                1,150,000  Duval County School Board COP,
                              5.75%, 7/1/16 (FSA)                      1,234,514
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                      513,720
                  175,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.80%,
                              4/1/06 (GNMA/FNMA)                         183,062
                  280,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              4/1/07 (GNMA/FNMA)                         293,639
                1,050,000  Florida Board of Education
                              Capital Outlay GO, Series
                              1995 C, 5.50%, 6/1/12
                              (MBIA)                                   1,131,963
                2,320,000  Florida Division of Bond Finance
                              Rev., Series 1998 B,
                              (Environmental Protection -
                              Preservation), 5.25%, 7/1/10
                              (FSA)                                    2,492,724
                  450,000  Florida Housing Finance Agency,
                              Series 1995 E, (Williamsburg
                              Village Apartments), 5.60%,
                              12/1/07 (AMBAC)                            482,297
                1,665,000  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage),
                              4.60%, 7/29/03 (FSA)                     1,705,043
                1,000,000  Florida Turnpike Auth. Rev.,
                              Series 1993 A, (Department of
                              Transportation), 5.00%,
                              7/1/16 (FGIC)                            1,014,350

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                $   392,473
                  675,000  Greater Orlando Aviation Auth.
                              Rev., Series 1999 A, 5.25%,
                              10/1/09 (FGIC)                             721,271
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                      429,684
                1,715,000  Hillsborough County School Board
                              Sales Tax Rev., 4.00%,
                              10/1/03 (AMBAC)                          1,763,174
                1,235,000  Indian River County Rev., (Spring
                              Training Facility), 5.25%,
                              4/1/15 (FGIC)                            1,305,358
                  400,000  Indian Trace Community
                              Development District Water
                              Special Benefit Assessment,
                              Series 1995 A, 5.25%,
                              5/1/03 (MBIA)                              412,716
                  850,000  Lee County Industrial Development
                              Health Care Facilities Auth. Rev.,
                              Series 1999 A, (Shell Point
                              Village), 5.50%, 11/15/09                  858,509
                1,115,000  Lee County Airport Rev., 5.00%,
                              10/1/07 (FSA)(1)                         1,201,301
                1,000,000  Miami Beach Stormwater Rev.,
                              5.75%, 9/1/17 (FGIC)                     1,088,240
                1,910,000  Miami Beach Water & Sewer Rev.,
                              5.625%, 9/1/16 (AMBAC)                   2,064,997
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                      698,100
                1,000,000  Miami-Dade County School Board
                              COP, Series 2001 C, 5.50%,
                              10/1/16 (FSA)                            1,070,350
                1,000,000  Miami-Dade County School Board
                              COP, Series 2001 C, 5.50%,
                              10/1/17 (FSA)                            1,064,870
                  160,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                      173,141
                  390,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)(2)                   423,419
                  450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                              531,014
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., Linked
                              Inverse Floater, 5.10%, 7/1/04
                              (FGIC)                                   1,047,030
                  500,000  Orlando Utilities Commission
                              Water & Electric Rev., 5.70%,
                              10/1/04                                    538,555
                1,300,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1993 B, 5.25%, 10/1/23
                              (MBIA)                                   1,304,290
                1,000,000  Palm Beach County Airport
                              Systems Rev., 4.00%, 10/1/06
                              (MBIA)                                   1,035,790

4      1-800-345-2021                          See Notes to Financial Statements

Florida Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,000,000  Palm Beach County School Board
                              COP, Series 2002 A, 5.375%,
                              8/1/17 (FSA)                           $ 1,056,060
                2,000,000  Pasco County Solid Waste
                              Disposal & Resource Recovery
                              System Rev., 6.00%, 4/1/10
                              (AMBAC)                                  2,213,439
                  500,000  Pensacola Airport Rev., Series
                              1997 B, 5.40%, 10/1/07
                              (MBIA)                                     540,520
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.45%, 12/1/04              310,146
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.55%, 12/1/05              309,822
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.70%, 12/1/07              308,412
                1,000,000  Polk County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)                                   1,015,350
                  500,000  Punta Gorda Rev., (Utility Systems),
                              2.50%, 1/1/03 (AMBAC)                      502,380
                  705,000  Punta Gorda Rev., (Utility Systems),
                              3.00%, 1/1/04 (AMBAC)                      713,333
                2,000,000  Reedy Creek Improvement District
                              GO, Series 1995 A, 5.75%,
                              6/1/19, Prerefunded at 100%
                              of Par (MBIA)(2)                         2,174,960
                1,595,000  Seminole County GO, 5.375%,
                              10/1/17 (FGIC)                           1,688,244
                1,000,000  Sunrise Excise Tax & Special
                              Assessment Rev., 5.20%,
                              10/1/22 (AMBAC)                          1,019,270
                1,000,000  Tampa Bay Water Utility System
                              Rev., Series 1998 B, 5.125%,
                              10/1/15 (FGIC)                           1,039,630
                  400,000  Tampa Guaranteed Entitlement
                              Rev., 6.00%, 10/1/18
                              (AMBAC)                                    452,424
                1,000,000  Tampa Water & Sewer Rev.,
                              6.00%, 10/1/17 (FSA)(1)                  1,132,830
                  910,000  Village Center Community
                              Development District
                              Recreational Rev., Series
                              2001 A, 3.75%, 11/1/05
                              (MBIA)                                     938,028
                                                                     -----------
                                                                      49,001,893
                                                                     -----------
U.S. VIRGIN ISLANDS -- 4.4%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                    1,009,020
                1,500,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1999 A, 5.00%,
                              10/1/03                                  1,546,530
                                                                     -----------
                                                                       2,555,550
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            51,557,443
                                                                     -----------
   (Cost $49,793,563)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 12.0%

FLORIDA -- 12.0%
               $  200,000  Florida Housing Finance Corp.
                              Rev., Series 1999 I1, (Heritage
                              Pointe), VRDN, 1.50%, 6/5/02
                              (LOC: Keybank, N.A.)                   $   200,000
                3,000,000  Florida Housing Finance Corp.
                              Rev., VRDN, 1.67%, 6/6/02
                              (Acquired 2/11/02-5/30/02,
                              Cost $3,000,000)(3)(4)                   3,000,000
                2,800,000  Miami-Dade County Industrial
                              Development Auth. Rev.,
                              (Various Gulliver Schools
                              Projects), VRDN, 1.50%,
                              6/6/02 (LOC: Bank of America
                              N.A.)                                    2,800,000
                1,000,000  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 1.55%,
                              6/3/02                                   1,000,000
                                                                     -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  7,000,000
                                                                     -----------
   (Cost $7,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $58,557,443
                                                                     ===========
   (Cost $56,793,563)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1) When-issued security.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002, was $3,000,000 which represented 5.5% of net assets.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

See Notes to Financial Statements                 www.americancentury.com      5

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 2002

ASSETS
Investment securities, at value
  (cost of $56,793,563) (Note 5) ..............................      $58,557,443
Receivable for investments sold ...............................        2,136,460
Receivable for capital shares sold ............................           20,950
Interest receivable ...........................................          670,890
                                                                     -----------
                                                                      61,385,743
                                                                     -----------
LIABILITIES
Disbursements in excess of demand deposit cash ................        2,412,348
Payable for investments purchased .............................        4,340,239
Accrued management fees (Note 2) ..............................           22,719
Dividends payable .............................................           44,493
Payable for trustees' fees and expenses (Note 2) ..............              144
Accrued expenses and other liabilities ........................              428
                                                                     -----------
                                                                       6,820,371
                                                                     -----------

Net Assets ....................................................      $54,565,372
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number of shares authorized) ...........        5,084,551
                                                                     ===========

Net Asset Value Per Share .....................................      $     10.73
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ...............................................      $52,645,207
Accumulated undistributed net realized gain
  on investment transactions ..................................          156,285
Net unrealized appreciation on investments (Note 5) ...........        1,763,880
                                                                     -----------
                                                                     $54,565,372
                                                                     ===========

                                               See Notes to Financial Statements
6      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 2002

INVESTMENT INCOME
Income:
Interest .......................................................      $2,401,099
                                                                      ----------

Expenses (Note 2):
Management fees ................................................         267,226
Trustees' fees and expenses ....................................           2,159
Other expenses .................................................             428
                                                                      ----------
                                                                         269,813
                                                                      ----------

Net investment income ..........................................       2,131,286
                                                                      ----------

REALIZED AND UNREALIZED GAIN
Net realized gain on investment transactions (Note 3) ..........         467,557
Change in net unrealized appreciation
  on investments (Note 5) ......................................         598,806
                                                                      ----------

Net realized and unrealized gain ...............................       1,066,363
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ....................................      $3,197,649
                                                                      ==========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 2002 AND MAY 31, 2001

Increase in Net Assets                                 2002            2001
----------------------                                 ----            ----

OPERATIONS
Net investment income ......................     $  2,131,286      $  2,305,877
Net realized gain ..........................          467,557           792,148
Change in net unrealized appreciation ......          598,806         2,025,955
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        3,197,649         5,123,980
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (2,131,435)       (2,305,877)
From net realized gains ....................         (618,292)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (2,749,727)       (2,305,877)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       17,402,910        16,722,646
Proceeds from reinvestment
  of distributions .........................        1,902,532         1,470,966
Payments for shares redeemed ...............      (19,047,504)      (13,229,155)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........          257,938         4,964,457
                                                 ------------      ------------

Net increase in net assets .................          705,860         7,782,560

NET ASSETS
Beginning of period ........................       53,859,512        46,076,952
                                                 ------------      ------------
End of period ..............................     $ 54,565,372      $ 53,859,512
                                                 ============      ============

Undistributed net investment income ........              $--      $        149
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        1,627,997         1,590,702
Issued in reinvestment
  of distributions .........................          177,920           139,806
Redeemed ...................................       (1,771,474)       (1,251,364)
                                                 ------------      ------------
Net increase ...............................           34,443           479,144
                                                 ============      ============

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Municipal Bond Fund (the fund) (formerly,
Florida Intermediate-Term Bond) is one fund in a series issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income tax and taxes imposed by the state of Florida as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Florida municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are generally declared and paid annually. For the year ended May 31, 2002,
100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from
0.2900% to 0.3100%. For the year ended May 31, 2002, the effective annual management fee was 0.51%.

    RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the trust's investment manager,
ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co.
(JPM) (see Note 4). JPM is an equity investor in ACC.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2002, were $37,954,884 and $41,091,493, respectively.

                                                 www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended May 31, 2002.

5.  FEDERAL TAX INFORMATION

    The tax character of distributions paid during the years ended May 31, 2002 and May 31, 2001, are as follows:

                                                        2002            2001
                                                        ----            ----
DISTRIBUTIONS PAID FROM
Ordinary income .................................... $2,694,515      $2,305,877
Long-term capital gain .............................    $55,212              --

    As of May 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
Federal tax cost of investments .............................      $ 56,793,563
                                                                   ============
Gross tax appreciation on investments .......................      $  1,784,700
Gross tax depreciation on investments .......................           (20,820)
                                                                   ------------
Net tax appreciation (depreciation) on investments ..........      $  1,763,880
                                                                   ============
Undistributed ordinary income ...............................      $    155,171
Undistributed long-term gain ................................      $      1,238

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

6.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    The fund designates $2,131,301 and $55,212 of exempt interest and capital gain dividends, respectively, for the fiscal year ended May 31, 2002.

10      1-800-345-2021

Florida Municipal Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                                  2002       2001       2000       1999       1998
                                                  ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value, Beginning of Period .......... $10.67     $10.08     $10.50     $10.56     $10.34
                                                --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .......................   0.44       0.47       0.45       0.44       0.45
  Net Realized and Unrealized Gain (Loss) .....   0.19       0.59      (0.41)      0.05       0.38
                                                --------   --------   --------   --------   --------
  Total From Investment Operations ............   0.63       1.06       0.04       0.49       0.83
                                                --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..................  (0.44)     (0.47)     (0.45)     (0.44)     (0.45)
  From Net Realized Gains .....................  (0.13)       --       (0.01)     (0.11)     (0.16)
                                                --------   --------   --------   --------   --------
  Total Distributions .........................  (0.57)     (0.47)     (0.46)     (0.55)     (0.61)
                                                --------   --------   --------   --------   --------
Net Asset Value, End of Period ................ $10.73     $10.67     $10.08     $10.50     $10.56
                                                ========   ========   ========   ========   ========
  Total Return(1) .............................   5.98%     10.70%      0.49%      4.71%      8.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......................... 0.51%      0.51%      0.51%      0.51%      0.54%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ....................... 0.51%      0.51%      0.51%      0.51%      0.58%
Ratio of Net Investment Income
  to Average Net Assets ......................... 4.03%      4.49%      4.49%      4.13%      4.28%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ....................... 4.03%      4.49%      4.49%      4.13%      4.24%
Portfolio Turnover Rate .........................   75%       138%       155%       154%       154%
Net Assets, End of Period
  (in thousands) .............................. $54,565    $53,860    $46,077    $44,379    $29,605

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and
Shareholders of the Florida Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in  all material respects, the financial position of the Florida Municipal Bond Fund
(one of the seven funds in the American Century Municipal Trust hereafter referred to as the "Fund") at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at May 31,
2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 12, 2002

12      1-800-345-2021

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as trustees or officers of the fund.
Those listed as interested  trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

    The other trustees (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 30

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 17

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

                                                 www.americancentury.com      13

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 76

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACIM, ACSC, and other ACC subsidiaries
-------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's trustees and is available without charge upon request by calling 1-800-345-2021.

14      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 32 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds.

     The basic structure of each portfolio is tied to a specific benchmark. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL BOND invests primarily in Florida municipal securities.
There are no restrictions on the fund's weighted average maturity.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDEX

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an
average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB by S&P are considered "investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
    KEN SALINGER
    DAVE MACEWEN

Municipal Credit Research Director
    STEVEN PERMUT

Municipal Credit Analysts
    DAVID MOORE
    BILL MCCLINTOCK
    TIM BENHAM
    BRAD BODE

                                                 www.americancentury.com      15

Glossary
--------------------------------------------------------------------------------

*   AVERAGE DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. The longer the duration, the greater the portfolio's interest rate sensitivity.

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

*   COPS/LEASES -- securities issued to finance public property improvements
(such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.
(See Note 2 in the Notes to Financial Statements.)

*   GO BONDS -- general obligation securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 11.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   YIELD (TAX-EQUIVALENT) -- the taxable yields that investors in a combined
California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

*   YIELD (30-DAY SEC) -- represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities.

16      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      17

Notes
--------------------------------------------------------------------------------

18      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.tm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0207                                 American Century Investment Services, Inc.
SH-ANN-30329N                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Arizona Municipal Bond

May 31, 2002                      [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended May 31, 2002, was a time of tragedy, turmoil, and transition. The U.S. suffered--and began recovering from--the worst terrorist acts ever inflicted on its soil and the biggest economic downturn in  a decade.

     The economic and financial market reactions to those events included historically low short-term interest rates (needed to boost the economy), the first federal budget deficit in five years (the result of reduced tax inflows and increased government spending), a weaker U.S. dollar, and increased bond issuance (to take advantage of low interest rates and offset growing federal and state deficits). Meanwhile, investor anxiety boosted "safe-haven" investments like gold and high-quality bonds and undermined the stock market.

     Arizona Municipal Bond posted a solid total return in that environment, while finishing with a #1 ranking in its Lipper group. Arizona Municipal Bond's three- and five-year returns also garnered first-place finishes. (See the next page for detailed performance information.) The fund's return for the most recent fiscal year was in stark contrast to the losses suffered by many equity-related portfolios. On page 3, our municipal investment team talks about the market conditions and portfolio strategies that made Arizona Municipal
Bond's impressive performance possible.

     Turning to administrative matters, we're streamlining our funds' annual and semiannual reports to deliver the important investment information you need more efficiently and cost-effectively. At the same time, we're putting more emphasis on quarterly fund commentaries, which should be available on our Web site
(www.americancentury.com) within three weeks after each calendar quarter end.
Quarterly reporting on  the Web--in addition to the annual and semiannual report mailings--should help provide you with useful investment information in a more timely fashion.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

ARIZONA MUNICIPAL BOND

   Portfolio Composition
      by Credit Rating ....................................................    3
   Schedule of Investments ................................................    4
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
      in Net Assets .......................................................    9
   Notes to Financial
      Statements ..........................................................   10
   Financial Highlights ...................................................   12
   Report of Independent
      Accountants .........................................................   13
OTHER INFORMATION
   Management .............................................................   14
   Background Information
      Investment Team
         Leaders ..........................................................   16
      Investment Philosophy
         and Policies .....................................................   16
      Comparative Index ...................................................   16
      Lipper Rankings .....................................................   16
      Credit Rating
         Guidelines .......................................................   16
   Glossary ...............................................................   17

                                                  www.americancentury.com      1

Arizona Municipal Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                 LEHMAN 5-YEAR         OTHER STATES INTERM.
                   ARIZONA         MUNICIPAL           MUNI. DEBT FUNDS(2)
               MUNICIPAL BOND      GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ....... 2.93%           3.06%            2.35%           --
1 YEAR ............ 6.74%           6.33%            5.25%        1 OUT OF 95
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........... 5.75%           5.64%            4.49%        1 OUT OF 83
5 YEARS ........... 5.79%           5.75%            4.76%        1 OUT OF 75
LIFE OF FUND* ..... 6.01%           5.89%(3)         5.17%(4)     1 OUT OF 45(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/14/94, the date nearest the fund's inception for which data are available.

See pages 16-17 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Arizona Municipal Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

*  Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until 7/1/96.

** Fund data from 4/11/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which data are available. Not annualized.

2      1-800-345-2021

Arizona Municipal Bond--Performance Review
--------------------------------------------------------------------------------

By Ken Salinger, portfolio manager

PERFORMANCE SNAPSHOT

     Arizona Municipal Bond turned in another impressive performance during the year ended May 31, 2002, providing a respectable total return and finishing at the top of its Lipper group. The fund's three- and five-year returns also ranked
Arizona Municipal Bond #1. (See the previous page for detailed performance information.)

     The portfolio's bond maturity structure and our security-selection strategies provided the main catalysts for that upbeat performance;
lower-than-average expenses compared with the Lipper group helped as well.

ECONOMIC & MARKET REVIEW

     Extreme volatility was the norm during the fiscal year, with the U.S.
economy slipping into an economic downturn amid the fallout from September 11, corporate earnings shortfalls, massive layoffs, and a troubled stock market.

     But conditions looked brighter going into 2002. The Federal Reserve (Fed)
cut short-term interest rates to 40-year lows to stimulate growth, setting the stage for the U.S. economy to surge at a 6.1% annualized rate during the first quarter.

     With economic conditions improving, investors began to expect the Fed to reverse course and raise short-term interest rates; that weighed on bond market performance early this year. But bonds were boosted by a number of factors, including uncertainty concerning the recovery's strength, corporate accounting scandals that shook the already troubled stock market, uninspiring capital investment by businesses, an expected slower pace of growth from that of the first quarter, and terrorist-related fears. As a result, municipal securities have posted solid returns in 2002.

PORTFOLIO STRATEGIES

     Given the environment just discussed, we favored a barbell bond maturity structure, which emphasizes short- and long-term bonds, while de-emphasizing intermediate-term ones.

     With interest rates at record lows, inflation under control, and the economy recovering, we expected the difference between short- and long-term bond yields to shrink (an ideal scenario for a barbell). Although that hasn't happened in 2002, the barbell still boosted performance because the short end was concentrated in bonds maturing in three or fewer years, and these bonds saw their yields fall the most.

     Security selection contributed significantly to performance as well.
Although we maintained the portfolio's very high overall credit quality due to the uncertain economic times, we continued to work with our seasoned credit research team to search for lower-rated securities with what we felt were compelling credit stories. Along those lines, we picked up some bonds rated BBB that were issued by Glendale Industrial Development--an educational facility--that have performed very well.

OUTLOOK

     Looking ahead, we expect the economy to continue to improve slowly. So we plan to keep the barbell in place  for now, while continuing to focus on security selection and maintaining the fund's high overall credit quality.

[right margin]

YIELDS AS OF MAY 31, 2002

30-DAY SEC YIELD                 3.21%

30-DAY TAX-EQUIVALENT YIELDS*
   30.45% TAX BRACKET            4.61%
   33.30% TAX BRACKET            4.81%
   38.28% TAX BRACKET            5.20%
   41.69% TAX BRACKET            5.50%

* The tax brackets indicated are combined federal and state tax brackets.

PORTFOLIO AT A GLANCE
                            AS OF 5/31/02
NET ASSETS                  $66.3 MILLION

                         5/31/02      5/31/01
WEIGHTED AVERAGE
MATURITY                 7.0 YRS      8.1 YRS
AVERAGE DURATION         4.4 YRS      4.8 YRS
EXPENSE RATIO             0.51%        0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF       AS OF
                         5/31/02     11/30/01
AAA                        78%         77%
AA                         17%         17%
A                           1%          2%
BBB                         4%          4%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 16 for more information.

Investment terms are defined in the Glossary on pages 17-18.

                                                  www.americancentury.com      3

Arizona Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002

Principal Amount                                                          Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 91.5%

ARIZONA -- 90.0%
               $1,000,000  Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                  $ 1,010,740
                1,750,000  Arizona School Facilities Board
                              GO, (State School
                              Improvement), 5.50%, 7/1/18              1,858,448
                1,000,000  Arizona Student Loan Acquisition
                              Auth. Rev., Series 1999 A-1,
                              5.65%, 5/1/14 (Guaranteed:
                              Student Loans)                           1,054,440
                  900,000  Coconino and Yavapai Counties
                              Joint Unified School District
                              No. 9 GO, Series 1994 C,
                              (Sedona Project of 1992),
                              5.60%, 7/1/06 (FGIC)                       912,042
                1,000,000  Coconino County Unified School
                              District No. 1 GO, (Flagstaff),
                              5.25%, 7/1/03 (FSA)                      1,037,990
                  545,000  Gilbert County GO, Series
                              1994 C, 6.00%, 7/1/02
                              (MBIA)                                     547,006
                1,000,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University),
                              5.375%, 5/15/28                            975,380
                  500,000  Glendale Industrial Development
                              Auth. Rev., Series 2001 A,
                              (Midwestern University), 5.75%,
                              5/15/21                                    502,050
                1,615,000  Maricopa County Elementary
                              School District No. 79 GO,
                              Series 2000 A, (Litchfield
                              Elementary Projects of 1998),
                              4.55%, 7/1/07 (FSA)                      1,702,921
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                              524,335
                1,445,000  Maricopa County High School
                              District No. 210 GO, (Phoenix),
                              4.75%, 7/1/11 (FSA)                      1,517,264
                1,820,000  Maricopa County High School
                              District No. 210 GO, (Phoenix),
                              4.75%, 7/1/12 (FSA)                      1,903,828
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facility Rev., (Samaritan Health
                              Services), 7.15%, 12/1/04
                              (MBIA)(1)                                  535,015
                  700,000  Maricopa County Stadium District
                              Rev., 2.50%, 6/1/03 (AMBAC)(2)             705,614
                1,650,000  Maricopa County Stadium District
                              Rev., 2.50%, 6/1/04 (AMBAC)(2)           1,656,798
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix),
                              5.50%, 7/1/09 (MBIA)                     1,088,800
                1,000,000  Maricopa County Unified School
                              District No. 4 GO, Series
                              1993 E, (Mesa), 5.25%,
                              7/1/03 (FGIC)                            1,022,920

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,040,000  Maricopa County Unified School
                              District No. 28 GO, (Kyrene),
                              4.30%, 7/1/07 (MBIA)(3)                $   863,169
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert Project of
                              1998), 6.20%, 7/1/02,
                              Prerefunded at 100% of Par
                              (FGIC)(1)                                1,003,890
                2,200,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              4.00%, 7/1/03 (FSA)                      2,254,185
                1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                            1,194,230
                1,000,000  Maricopa County Unified School
                              District No. 201 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04                                   1,096,920
                1,265,000  Mohave County Community
                              College District Rev., 5.75%,
                              3/1/14 (AMBAC)                           1,381,671
                1,150,000  Mohave County Community
                              College District Rev., (State
                              Board of Directors), 6.00%,
                              3/1/20 (MBIA)                            1,248,797
                1,255,000  Phoenix Civic Improvement Corp.
                              Airport Rev., Series 1998 B,
                              (Senior Lien), 5.00%, 7/1/03
                              (FSA)                                    1,293,278
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Senior Lien), 5.00%,
                              7/1/05                                   1,055,280
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Rev.,
                              (Junior Lien), 6.25%, 7/1/10
                              (FGIC)                                   1,165,460
                1,000,000  Phoenix Civic Improvement Corp.
                              Water System Rev., (Junior Lien),
                              6.50%, 7/1/06                            1,127,590
                1,000,000  Phoenix Civic Improvement Corp.
                              Water System Rev., (Junior
                              Lien), 5.50%, 7/1/19 (FGIC)              1,060,730
                1,300,000  Phoenix GO, Series 1995 A,
                              6.25%, 7/1/17                            1,532,193
                1,000,000  Phoenix GO, Series 1995 B,
                              5.25%, 7/1/15                            1,040,300
                1,525,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              11/6/03 (GNMA/FNMA/
                              FHLMC)                                   1,613,938
                  825,000  Pima County Industrial
                              Development Auth. Rev., Series
                              1997 B, 5.35%, 3/1/03
                              (GNMA/FNMA/FHLMC)                          844,528
                1,710,000  Pima County Metropolitan
                              Domestic Water Improvement
                              District Rev., 5.25%, 7/1/18
                              (AMBAC)                                  1,816,242

4      1-800-345-2021                          See Notes to Financial Statements

Arizona Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,800,000  Pima County Metropolitan
                              Domestic Water Improvement
                              District Rev., 5.25%, 7/1/19
                              (AMBAC)                                $ 1,901,177
                1,125,000  Pima County Unified School
                              District No. 6 GO, (Marana),
                              5.50%, 7/1/15 (FGIC)                     1,212,694
                1,000,000  Pima County Unified School
                              District No. 10 GO, Series
                              1995B (Amphitheater), 7.00%,
                              7/1/05 (MBIA)                            1,121,790
                1,550,000  Pima County Unified School
                              District No. 10 GO, Series
                              1995 B, (Ampitheater), 5.05%,
                              7/1/07 (MBIA)                            1,639,823
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                     1,090,400
                  630,000  Pima County Unified School
                              District No. 40 Indian Oasis-
                              Baboquivari Rev., Series 2002 A,
                              3.90%, 7/1/08 (MBIA)                       640,294
                  450,000  Pima County Unified School
                              District No. 40 Indian Oasis-
                              Baboquivari Rev., Series 2002 A,
                              4.25%, 7/1/10 (MBIA)                       458,159
                  640,000  Pima County Unified School
                              District No. 40 Indian Oasis-
                              Baboquivari Rev., Series 2002 A,
                              4.40%, 7/1/11 (MBIA)                       655,149
                  645,000  Pima County Unified School
                              District No. 40 Indian Oasis-
                              Baboquivari Rev., Series 2002 A,
                              4.50%, 7/1/12 (MBIA)                       661,551
                  560,000  Pinal County COP GO, 3.40%,
                              12/1/03 (AMBAC)                            572,124
                  820,000  Pinal County COP GO, 4.75%,
                              6/1/13 (AMBAC)                             849,397
                1,765,000  Pinal County Union High School
                              District No. 82 GO, (Casa
                              Grande), 3.50%, 7/1/05 (FSA)             1,800,441
                1,500,000  Salt River Project Agricultural
                              Improvement and Power District
                              Electrical System Rev., Series
                              2001 A, (Salt River), 5.00%,
                              1/1/05                                   1,583,760
                  480,000  Scottsdale GO, 7.50%, 7/1/02                  482,347
                1,345,000  Scottsdale GO, 4.00%, 7/1/04                1,393,877
                1,600,000  Scottsdale GO, 6.25%, 7/1/09                1,841,920

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,000,000  Sedona COP, 5.75%, 7/1/20                 $ 1,038,210
                2,300,000  Sedona Wastewater Municipal
                              Property Corp. Excise Tax Rev.,
                              5.24%, 7/1/24 (MBIA)(3)                    701,201
                  525,000  Tucson COP, 5.70%, 7/1/02                     526,628
                1,645,000  University of Arizona COP, Series
                              2002 A, 5.50%, 6/1/17
                              (AMBAC)                                  1,757,847
                  690,000  Williams Municipal Development
                              Auth. Inc. Rev., 3.00%, 7/1/04
                              (AMBAC)                                    698,425
                  420,000  Williams Municipal Development
                              Auth. Inc. Rev., 3.25%, 7/1/05
                              (AMBAC)                                    425,103
                  500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)               537,225
                                                                     -----------
                                                                      63,737,534
                                                                     -----------
U.S. VIRGIN ISLANDS -- 1.5%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1999 A, 5.00%,
                              10/1/04                                  1,043,210
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            64,780,744
                                                                     -----------
   (Cost $62,712,645)

SHORT-TERM MUNICIPAL SECURITIES -- 8.5%

ARIZONA -- 8.5%
                  800,000  Pima County Industrial
                              Development Auth. Industrial
                              Rev., (Tucson Electric), VRDN,
                              1.40%, 6/5/02 (LOC: Toronto
                              Dominion Bank)                             800,000
                2,200,000  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., (Newmont), VRDN,
                              1.55%, 6/3/02 (LOC: National
                              Westminster Bank PLC)                    2,200,000
                3,000,000  Tempe Rev., VRDN, 1.65%,
                              6/3/02(4)                                3,000,000
                                                                     -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  6,000,000
                                                                     -----------
   (Cost $6,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $70,780,744
                                                                     ===========
   (Cost $68,712,645)

See Notes to Financial Statements                 www.americancentury.com      5

Arizona Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

6      1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 2002

ASSETS
Investment securities, at value
  (cost of $68,712,645) (Note 5) ..............................      $70,780,744
Receivable for capital shares sold ............................           76,450
Interest receivable ...........................................        1,054,001
                                                                     -----------
                                                                      71,911,195
                                                                     -----------

LIABILITIES
Disbursements in excess of demand deposit cash ................        3,170,860
Payable for investments purchased .............................        2,355,002
Accrued management fees (Note 2) ..............................           28,098
Dividends payable .............................................           29,989
Payable for trustees' fees and expenses (Note 2) ..............              179
Accrued expenses and other liabilities ........................              510
                                                                     -----------
                                                                       5,584,638
                                                                     -----------

Net Assets ....................................................      $66,326,557
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number of shares authorized) ...........        6,088,983
                                                                     ===========

Net Asset Value Per Share .....................................      $     10.89
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ...............................................      $63,996,245
Accumulated undistributed net realized gain
  on investment transactions ..................................          262,213
Net unrealized appreciation on investments (Note 5) ...........        2,068,099
                                                                     -----------
                                                                     $66,326,557
                                                                     ===========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 2002

INVESTMENT INCOME
Income:
Interest .......................................................      $2,681,556
                                                                      ----------

Expenses (Note 2):
Management fees ................................................         297,741
Trustees' fees and expenses ....................................           2,386
Other expenses .................................................             510
                                                                      ----------
                                                                         300,637
                                                                      ----------

Net investment income ..........................................       2,380,919
                                                                      ----------

REALIZED AND UNREALIZED GAIN
Net realized gain on investment transactions (Note 3) ..........         434,391
Change in net unrealized appreciation
  on investments (Note 5) ......................................         962,732
                                                                      ----------

Net realized and unrealized gain ...............................       1,397,123
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ....................................      $3,778,042
                                                                      ==========

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 2002 AND MAY 31, 2001

Increase in Net Assets                                 2002            2001
                                                       ----            ----

OPERATIONS
Net investment income ......................     $  2,380,919      $  2,066,380
Net realized gain ..........................          434,391           686,633
Change in net unrealized appreciation ......          962,732         1,618,469
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        3,778,042         4,371,482
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (2,381,156)       (2,066,380)
From net realized gains ....................         (368,733)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (2,749,889)       (2,066,380)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       24,287,661        13,947,652
Proceeds from reinvestment
  of distributions .........................        2,216,981         1,665,193
Payments for shares redeemed ...............      (11,515,316)       (8,203,279)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........       14,989,326         7,409,566
                                                 ------------      ------------

Net increase in net assets .................       16,017,479         9,714,668

NET ASSETS
Beginning of period ........................       50,309,078        40,594,410
                                                 ------------      ------------
End of period ..............................     $ 66,326,557      $ 50,309,078
                                                 ============      ============

Undistributed net investment income ........              $--      $        237
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        2,240,594         1,318,594
Issued in reinvestment
  of distributions .........................          204,648           157,845
Redeemed ...................................       (1,063,608)         (778,685)
                                                 ------------      ------------
Net increase ...............................        1,381,634           697,754
                                                 ============      ============

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Municipal Bond Fund (the fund) (formerly,
Arizona Intermediate-Term Municipal Fund) is one fund in a series issued by the trust. The fund is non-diversified under the 1940 Act. The objective of the fund is to seek as high a level of current income exempt from federal income tax and taxes imposed by the state of Arizona as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Arizona municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are generally declared and paid annually. For the year ended May 31, 2002,
100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from
0.2900% to 0.3100%. For the year ended May 31, 2002, the effective annual management fee was 0.51%.

    RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the trust's investment manager,
ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co.
(JPM) (see Note 4). JPM is an equity investor in ACC.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2002, were $57,854,429 and $43,823,569, respectively.

10      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended May 31, 2002.

5.  FEDERAL TAX INFORMATION

    The tax character of distributions paid during the years ended May 31, 2002 and May 31, 2001, are as follows:

                                                        2002            2001
                                                        ----            ----
DISTRIBUTIONS PAID FROM
Ordinary income .................................... $2,678,328      $2,066,380
Long-term capital gain .............................    $71,561              --

    As of May 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
Federal tax cost of investments .............................      $ 68,712,645
                                                                   ============
Gross tax appreciation on investments .......................      $  2,118,429
Gross tax depreciation on investments .......................           (50,330)
                                                                   ------------
Net tax appreciation (depreciation) on investments ..........      $  2,068,099
                                                                   ============
Undistributed ordinary income ...............................      $    240,156
Undistributed long-term gain ................................      $     22,059

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

6.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    The fund designates $2,380,941 and $71,561 of exempt interest and capital gain dividends, respectively, for the fiscal year ended May 31, 2002.

                                                 www.americancentury.com      11

Arizona Municipal Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                                 2002        2001        2000        1999        1998
                                                 ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ......... $10.69      $10.12      $10.62      $10.67      $10.44
                                               ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ......................   0.44        0.48        0.48        0.46        0.46
  Net Realized and Unrealized Gain (Loss) ....   0.27        0.57       (0.47)       0.01        0.28
                                               ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ...........   0.71        1.05        0.01        0.47        0.74
                                               ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income .................  (0.44)      (0.48)      (0.48)      (0.46)      (0.46)
  From Net Realized Gains ....................  (0.07)        --        (0.03)      (0.06)      (0.05)
                                               ---------   ---------   ---------   ---------   ---------
  Total Distributions ........................  (0.51)      (0.48)      (0.51)      (0.52)      (0.51)
                                               ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............... $10.89      $10.69      $10.12      $10.62      $10.67
                                               =========   =========   =========   =========   =========
  Total Return(1) ............................   6.74%      10.57%       0.20%       4.51%       7.19%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .......................  0.51%       0.51%       0.51%       0.51%       0.54%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) .....................  0.51%       0.51%       0.51%       0.51%       0.60%
Ratio of Net Investment Income
  to Average Net Assets .......................  4.04%       4.57%       4.71%       4.30%       4.33%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) .....................  4.04%       4.57%       4.71%       4.30%       4.27%
Portfolio Turnover Rate .......................    77%        104%        117%         70%         39%
Net Assets, End of Period
  (in thousands) ............................. $66,327     $50,309     $40,594     $45,410     $40,047

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and Shareholders of the
Arizona Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in  all material respects, the financial position of the Arizona Municipal Bond Fund
(one of the seven funds in the American Century Municipal Trust hereafter referred to as the "Fund") at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at May 31,
2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 12, 2002

                                                 www.americancentury.com      13

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as trustees or officers of the fund.
Those listed as interested  trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

    The other trustees (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 30

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 17

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

14      1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 76

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's trustees and is available without charge upon request by calling 1-800-345-2021.

                                                 www.americancentury.com      15

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 32 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds.

     The basic structure of each portfolio is tied to a specific benchmark. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA MUNICIPAL BOND seeks to provide interest income exempt from both
Arizona and federal income taxes. The fund invests in Arizona municipal securities. There are no restrictions on the fund's weighted average maturity.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDEX

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an
average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS
category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or  state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB by S&P are considered "investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
     KEN SALINGER
     DAVE MACEWEN

Municipal Credit Research Director
     STEVEN PERMUT

Municipal Credit Analysts
     DAVID MOORE
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE

16      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

*   AVERAGE DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. The longer the duration, the greater the portfolio's interest rate sensitivity.

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

*   COPS/LEASES -- securities issued to finance public property improvements
(such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.
(See Note 2 in the Notes to Financial Statements.)

*   GO BONDS -- general obligation securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 12.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   YIELD (TAX-EQUIVALENT) -- the taxable yields that investors in a combined
California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

*   YIELD (30-DAY SEC) -- represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities.

                                                 www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

18      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0207                                 American Century Investment Services, Inc.
SH-ANN-30330N                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Limited-Term Tax-Free
Tax-Free Bond
High-Yield Municipal
Tax-Free Money Market

May 31, 2002                      [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended May 31, 2002, was a time of tragedy, turmoil, and transition. The U.S. suffered--and began recovering from--the worst terrorist acts ever inflicted on its soil and the biggest economic downturn in a decade.

     The economic and financial market reactions to those events included historically low short-term interest rates (needed to boost the economy), the first federal budget deficit in five years (the result of reduced tax inflows and increased government spending), a weaker U.S. dollar, and increased bond issuance (to take advantage of low interest rates and offset growing federal and state deficits). Meanwhile, investor anxiety boosted "safe-haven" invesments like gold and high-quality bonds and undermined the stock market.

     As a result, the American Century tax-free and municipal funds in this report--Limited-Term Tax-Free, Tax-Free Bond, High-Yield Municipal, and Tax-Free
Money Market--all posted positive returns for the period, in stark contrast to the losses suffered by many portfolios with equity holdings. Our municipal investment team talks more about market conditions, fund performance, and portfolio strategies, beginning on page 3.

     Turning to administrative matters, we're streamlining our funds' annual and semiannual reports to deliver the important investment information you need more efficiently and cost-effectively. For example, we've added Tax-Free Money Market to this report to give you a more complete picture of the municipal market and to save the costs of a separate money fund mailing. At the same time, we're putting more emphasis on quarterly fund commentaries, which should be available on our Web site (www.americancentury.com) within three weeks after each calendar quarter end. Quarterly reporting on the Web--in addition to the annual and semiannual report mailings--should help provide you with useful investment information in a more timely fashion.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

LIMITED-TERM TAX-FREE

TAX-FREE BOND

HIGH-YIELD MUNICIPAL

TAX-FREE MONEY MARKET

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   26
   Statement of Operations ................................................   27
   Statement of Changes
      in Net Assets .......................................................   28
   Notes to Financial
      Statements ..........................................................   30
   Financial Highlights ...................................................   34
   Report of Independent
      Accountants .........................................................   38
OTHER INFORMATION
   Management .............................................................   39
   Background Information
      Investment Philosophy
         and Policies .....................................................   41
      Comparative Indices .................................................   41
      Investment Team
         Leaders ..........................................................   41
      Lipper Rankings .....................................................   42
      Credit Rating
         Guidelines .......................................................   42
   Glossary ...............................................................   43

                                                  www.americancentury.com      1

Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                               MERRILL LYNCH           SHORT/INTERMEDIATE
               LIMITED-TERM    0- TO 3-YEAR          MUNICIPAL DEBT FUNDS(2)
                 TAX-FREE     MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ..... 2.17%           2.18%             2.21%            --
1 YEAR .......... 4.88%           4.82%             4.82%       22 OUT OF 37
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... 4.94%           4.97%             4.35%        3 OUT OF 35
5 YEARS ......... 4.95%           4.89%             4.47%        4 OUT OF 32
LIFE OF FUND* ... 4.60%           4.51%(3)          4.39%(4)     2 OUT OF 11(4)

The fund's inception date was 3/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 2/28/93, the date nearest the fund's inception for which data are available.

(4) Since 3/4/93, the date nearest the fund's inception for which data are available.

See pages 41-43 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each graph. Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

*  Fund returns and rankings would have been lower if management fees had not been waived from 11/30/93 to 2/29/96. Beginning on 3/1/96, management fees were phased in at a rate of 0.10% each month until 8/1/96.

** Fund data from 3/1/93, the fund's inception date. Index data from 2/28/93, the date nearest the fund's inception for which data are available. Not annualized.

2      1-800-345-2021

Limited-Term Tax-Free--Performance Review
--------------------------------------------------------------------------------

By Robert Miller, portfolio manager

PERFORMANCE OVERVIEW

     Limited-Term Tax-Free performed well for the fiscal year ended in May, as bonds outperformed stocks by a wide margin. The portfolio beat the average return of the 37 short/intermediate municipal debt funds tracked by Lipper Inc.
(see the previous page).

ECONOMIC & MARKET OVERVIEW

     Economic growth and interest rates were very volatile during the fiscal year, which saw the first recession in a decade, the fallout from September 11, massive layoffs, corporate accounting scandals, and a tumbling stock market.

     To get the economy back on track, the Federal Reserve (the Fed) cut interest rates to the lowest level in 40 years. That helped growth bounce back, and by the first quarter of 2002, the economy surged ahead at a better than 6%
annual rate.

     As the economy improved, investors began to anticipate that the Fed would raise short-term interest rates, which limited bond returns early this year.
But economic growth slowed in April and May, stocks fell even further, and investors worried about the threat of terrorism. Investors turned to bonds for safety and stability, which helped municipal market returns.

PORTFOLIO STRATEGY

     Since we last wrote to you in late 2001, we've been working to position the portfolio for better economic growth and higher interest rates. One way we did that was by reducing the portfolio's duration, or price sensitivity to interest rate changes. We also favored defensive bonds that tend to hold their value better in a rising rate environment. Although rates didn't rise, we still think they might as the year progresses.

     In terms of security selection, we worked closely with our credit research team to identify non-insured, investment-grade bonds with attractive yields.
That said, we continued to pay careful attention to the portfolio's average credit quality, which was better than AA as of May 31.

     In addition, all the Fed's rate cuts meant yields on the shortest municipal bonds were very low compared with yields on securities maturing even just  a few years from now. We expect that yield imbalance to correct itself as the economy improves, with very short-term rates likely to rise most.

     As a result, we're holding some bonds with slightly longer maturities because their yields are so attractive relative to short paper, and because we think rates in this area of the yield curve will rise less as the economy improves. We  offset these holdings with some shorter notes to help stick to our theme of a shorter duration.

OUTLOOK

     Consistent with our outlook, we're likely to maintain our current duration and yield curve position for now, while paying careful attention to individual security selection and credit quality.

     Shareholders were recently asked to vote by proxy on a proposal in which
Tax-Free Bond (see its annual report, starting on page 7) would acquire
Limited-Term Tax-Free in exchange for shares of equal value of Tax-Free Bond.
Votes will be tallied on August 2, 2002, at a special meeting. If a majority of voting shares approves the proposal, it would become effective September 3,
2002. We plan to communicate the results to shareholders after the meeting.

[right margin]

YIELDS AS OF MAY 31, 2002

30-DAY SEC YIELD                 2.64%

30-DAY TAX-EQUIVALENT YIELDS*
   27.0% TAX BRACKET             3.62%
   30.0% TAX BRACKET             3.77%
   35.0% TAX BRACKET             4.06%
   38.6% TAX BRACKET             4.30%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                             AS OF 5/31/02
NET ASSETS                   $49.6 MILLION

                         5/31/02      5/31/01
WEIGHTED AVERAGE
   MATURITY              3.7 YRS      4.4 YRS
AVERAGE DURATION         2.9 YRS      3.6 YRS
EXPENSE RATIO             0.51%        0.51%

PORTFOLIO COMPOSITION
BY CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF       AS OF
                         5/31/02     11/30/01
AAA                        48%         62%
AA                         24%         24%
A                          24%          7%
BBB                         4%          7%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 43-44.

                                                  www.americancentury.com      3

Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 87.3%

ALABAMA -- 4.7%
                   $2,000  Alabama 21st Century Auth.
                              Tobacco Settlement Rev.,
                              5.25%, 12/1/07                             $ 2,086
                      500  Huntsville Health Care Auth. Rev.,
                              Series 2002 A, 4.00%,
                              6/1/02                                         500
                                                                         -------
                                                                           2,586
                                                                         -------
ALASKA -- 2.0%
                    1,000  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/05 (FSA)                          1,078
                                                                         -------
ARIZONA -- 6.8%
                    1,000  Glendale Water & Sewer Rev.,
                              5.00%, 7/1/06 (FGIC)                         1,073
                    1,000  Maricopa County Unified School
                              District No. 48-Scottsdale GO,
                              4.00%, 7/1/03 (FSA)                          1,025
                    1,500  Salt River Project Agricultural
                              Improvement & Power District
                              Electrical System Rev., Series
                              2001 A, (Salt River), 5.00%,
                              1/1/05                                       1,583
                                                                         -------
                                                                           3,681
                                                                         -------
CALIFORNIA -- 1.9%
                    1,000  California Statewide Communities
                              Development Auth. Rev., Series
                              2002 E, (Kaiser Permanente),
                              4.70%, 6/1/09                                1,011
                                                                         -------
COLORADO -- 5.0%
                      250  Denver Health & Hospital Auth.
                              Rev., Series 2001 A, 5.25%,
                              12/1/08                                        256
                      375  Denver Health & Hospital Auth.
                              Rev., Series 2001 A, 5.25%,
                              12/1/09                                        381
                    2,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 A, (Refunding &
                              Improvement), 5.45%,
                              12/1/04 (LOC: BNP Paribas
                              SA)                                          2,088
                                                                         -------
                                                                           2,725
                                                                         -------
CONNECTICUT -- 2.7%
                    1,340  New Haven Refunding Bonds,
                              Series 2002 B, 5.375%,
                              11/1/12 (FGIC)(1)                            1,473
                                                                         -------
DISTRICT OF COLUMBIA -- 2.8%
                    1,385  District of Columbia GO, Series
                              1999 B, 5.50%, 6/1/09 (FSA)                  1,517
                                                                         -------

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
IDAHO -- 0.9%
                   $  510  Twin Falls County School District
                              No. 411 GO, 3.50%, 7/30/02
                              (FSA)                                      $   512
                                                                         -------
ILLINOIS -- 9.0%
                    1,365  Chicago Multi-family Housing Rev.,
                              Series 2001 B, (Stone Terrace
                              Apartments), 4.10%, 3/20/03
                              (LOC: Northern Trust Company)                1,386
                      595  Illinois Development Finance Auth.
                              Gas Supply Rev., Series 2001 B,
                              (Midwestern University), 5.00%,
                              5/15/08                                        602
                    1,100  Illinois Health Facilities Auth. Rev.,
                              Series 2002 A, (Lake Forest
                              Hospital), 5.00%, 7/1/05(1)                  1,144
                      590  Kendall, Kane & Will Counties
                              Community Unified School
                              District No. 308 GO, 2.75%,
                              10/1/03 (FSA)                                  597
                    1,000  University of Illinois COP, (Utility
                              Infrastructure), 5.75%, 8/15/08
                              (MBIA)                                       1,108
                                                                         -------
                                                                           4,837
                                                                         -------
MASSACHUSETTS -- 2.8%
                    1,500  Massachusetts GO, Series
                              2001 A, 4.00%, 9/1/03                        1,540
                                                                         -------
MICHIGAN -- 3.1%
                      600  Detroit GO, Series 1995 A,
                              6.10%, 4/1/03                                  622
                    1,000  Michigan Hospital Finance Auth.
                              Rev., Series 1999 A,
                              (Ascension Health Credit),
                              5.25%, 11/15/05 (MBIA)                       1,056
                                                                         -------
                                                                           1,678
                                                                         -------
MINNESOTA -- 1.8%
                    1,000  Minnesota Housing Finance
                              Agency Rev., Series 2000 C,
                              (Residential Housing Finance),
                              3.00%, 7/1/21                                1,001
                                                                         -------
MISSOURI -- 3.7%
                    1,000  Springfield COP, (Greene County
                              Park), 3.00%, 12/1/03                        1,012
                    1,000  St. Louis Airport Rev., 6.00%,
                              1/1/04                                       1,029
                                                                         -------
                                                                           2,041
                                                                         -------
NEBRASKA -- 0.9%
                      500  Nebraska Public Power District
                              Rev., 3.50%, 12/1/03                           509
                                                                         -------
NEVADA -- 1.9%
                    1,000  Clark County Airport Rev., Series
                              1998 A, (Sub Lien), 5.00%,
                              7/1/03 (MBIA)                                1,034
                                                                         -------

4      1-800-345-2021                          See Notes to Financial Statements

Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
NEW YORK -- 9.1%
                   $1,045  Greenwich Central School District
                              GO, 4.25%, 6/15/12 (FGIC)(1)               $ 1,049
                    1,000  New York GO, Series 1996 F,
                              5.75%, 2/1/04                                1,051
                    2,000  New York GO, Series 2002 E,
                              4.00%, 8/1/03                                2,042
                      725  Red Hook Central School District
                              GO, 4.00%, 6/15/09 (FSA)(1)                    735
                                                                         -------
                                                                           4,877
                                                                         -------
NORTH CAROLINA -- 0.9%
                      500  North Carolina Housing Finance
                              Agency Rev., Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                           508
                                                                         -------
OHIO -- 0.9%
                      500  Erie County Hospital Facilities
                              Rev., Series 2002 A, (Firelands
                              Regional Medical Center),
                              4.50%, 8/15/07                                 513
                                                                         -------
OKLAHOMA -- 4.2%
                    1,200  Moore GO, 6.00%, 4/1/04
                              (MBIA)                                       1,261
                    1,000  Tulsa Public Facilities Auth.
                              Solidwaste, Steam & Electric
                              Rev., Series 1994 A, (Ogden
                              Martin System), 5.25%,
                              11/1/02 (AMBAC)                              1,014
                                                                         -------
                                                                           2,275
                                                                         -------
PENNSYLVANIA -- 3.9%
                    1,500  Pittsburgh School District GO,
                              5.25%, 9/1/09 (FSA)                          1,631
                      500  Sayre Health Care Facilities Auth.
                              Rev., Series 2002 A, (Guthrie
                              Health), 4.00%, 12/1/02                        504
                                                                         -------
                                                                           2,135
                                                                         -------
SOUTH CAROLINA -- 2.0%
                    1,000  South Carolina Transportation
                              Infrastructure Bank Rev., Series
                              1999 A, 5.50%, 10/1/09
                              (AMBAC)                                      1,107
                                                                         -------
TENNESSEE -- 2.0%
                    1,050  Clarksville Water, Sewer & Gas
                              Rev., 4.25%, 2/1/07 (FSA)                    1,088
                                                                         -------
TEXAS -- 8.1%
                      715  Clint Independent School District
                              GO, 4.00%, 2/15/03
                              (Guaranteed: Permanent School
                              Fund)                                          726
                    1,000  Corpus Christi Utility System Rev.,
                              5.50%, 7/15/07 (FSA)                         1,097

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $  500  Houston Water & Sewer System
                              Rev., Series 1992 C, (Junior
                              Lien), 5.90%, 12/1/05 (MBIA)               $   550
                      950  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(2)                  989
                    1,000  Texas Technical University Rev.,
                              5.00%, 8/15/08 (MBIA)                        1,073
                                                                         -------
                                                                           4,435
                                                                         -------
UTAH -- 1.9%
                    1,000  Utah County Municipal Building
                              Auth. Lease Rev., 4.00%,
                              11/1/05 (AMBAC)                              1,036
                                                                         -------
VIRGINIA -- 2.0%
                    1,000  Chesapeake GO, (Public
                              Improvement), 5.50%, 12/1/10                 1,111
                                                                         -------
WISCONSIN -- 2.3%
                    1,225  Wisconsin State Health &
                              Educational Facilities Auth. Rev.,
                              (Wheaton Franciscan Services),
                              4.00%, 8/15/06                               1,237
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                47,545
                                                                         -------
   (Cost $46,539)

SHORT-TERM MUNICIPAL SECURITIES -- 12.7%

CALIFORNIA -- 2.8%
                    1,500  California Statewide Communities
                              Development Auth. Special Tax,
                              Series 2001 A, (Kaiser
                              Permanente), VRDN, 2.00%,
                              1/1/03                                       1,498
                                                                         -------
FLORIDA -- 5.5%
                    3,000  Ward County Rev., Series 2002 A,
                              (Trinity Obligation Group), VRDN,
                              1.55%, 6/3/02 (LOC: U.S.
                              Bank N.A.)(3)                                3,000
                                                                         -------
OHIO -- 4.4%
                    2,400  Trumbull County Health Care
                              Facility Rev., VRDN, 1.65%,
                              6/3/02 (SBBPA: Fleet Bank
                              N.A.) (LOC: Radian Group, Inc.)(3)           2,400
                                                                         -------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                      6,898
                                                                         -------
   (Cost $6,900)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $54,443
                                                                         =======
   (Cost $53,439)

See Notes to Financial Statements                 www.americancentury.com      5

Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1) When-issued security.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

6      1-800-345-2021                          See Notes to Financial Statements

Tax-Free Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                           LEHMAN 5-YEAR
                TAX-FREE     MUNICIPAL     INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                  BOND       GO INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ..... 2.72%       3.06%              2.45%              --
1 YEAR .......... 6.45%       6.33%              5.61%         15 OUT OF 129
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... 5.80%       5.64%              4.79%          9 OUT OF 105
5 YEARS ......... 5.81%       5.75%              5.13%          9 OUT OF 95
10 YEARS ........ 5.78%       5.89%              5.69%         12 OUT OF 28

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 41-43 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Tax-Free Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

                                                  www.americancentury.com      7

Tax-Free Bond--Performance Review
--------------------------------------------------------------------------------

By Ken Salinger, portfolio manager

PERFORMANCE SNAPSHOT

     Tax-Free Bond turned in another strong performance during the fiscal year ended May 31, 2002, ranking among the top 15% of its Lipper Inc. peer group. The fund's three- and five-year returns ranked among the top 10%. (See the previous page for detailed performance information.)

     The portfolio's bond maturity structure, our security selection, and some state-specific opportunities helped provide the catalysts for the fund's outperformance.

ECONOMIC & MARKET REVIEW

     Extreme volatility was the norm during the fiscal year, with the U.S.
economy slipping into its first recession in a decade amid corporate earnings shortfalls, the fallout from September 11, massive layoffs, and a troubled stock market.

     But conditions looked brighter going into 2002. The Federal Reserve's (the
Fed's) effort to stimulate the economy  by cutting short-term interest rates to a 40-year low played a central role, setting the stage for the U.S. economy to surge at a 6.1% annualized rate during this year's first quarter.

     With economic conditions improving, investors began to expect the Fed to reverse course and raise short-term interest rates. That limited bond market performance in the first quarter this year. But a number of factors boosted the municipal market in April and May, including uncertainty about the recovery's strength, a slowdown in second-quarter economic growth, corporate accounting scandals that shook the already troubled stock market, uninspiring capital investment by businesses, and ongoing terrorist-related fears.

PORTFOLIO STRATEGIES

     Given the economic and market environment, we favored a barbell bond maturity structure, which emphasizes short- and long-maturity bonds, while de-emphasizing the intermediate maturities in between.

     With interest rates so low, inflation under control, and the economy recovering, we expected short-term bond yields to rise in anticipation of future
Fed rate hikes, reducing the difference between short- and long-term yields (an ideal scenario for a barbell). Although that contraction hasn't happened yet, the portfolio still performed relatively well. That's because the bonds at the short end of our barbell rallied strongly as short-term yields declined instead of increasing.

     With regard to security selection, we maintained the portfolio's very high overall credit quality due to the uncertain economic times, but we continued to work with our credit research team to search for lower-rated securities with what we felt were compelling credit stories. Along those lines, we bought some A rated short-term bonds issued by Erie County Hospital Facilities in Ohio, which have performed very well.

     State-specific strategies helped performance too. For example, we've recently been buying California municipal bonds with maturities of 15 years or longer. Anticipation of a record amount of issuance to help pay for California's recent power crisis has temporarily boosted Cal bond yields. We expect those bonds to appreciate after the power bonds are issued.

OUTLOOK

     We think the economy will continue to slowly improve. Therefore, we plan to keep the barbell in place for now, while continuing to focus on security selection and state-specific strategies.

[left margin]

YIELDS AS OF MAY 31, 2002

30-DAY SEC YIELD                 3.25%

30-DAY TAX-EQUIVALENT YIELDS*
   27.0% TAX BRACKET             4.45%
   30.0% TAX BRACKET             4.64%
   35.0% TAX BRACKET             5.00%
   38.6% TAX BRACKET             5.29%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                             AS OF 5/31/02
NET ASSETS                  $382.4 MILLION

                         5/31/02      5/31/01
WEIGHTED AVERAGE
   MATURITY              8.6 YRS      8.5 YRS
AVERAGE DURATION         4.6 YRS      5.6 YRS
EXPENSE RATIO             0.51%        0.51%

PORTFOLIO COMPOSITION
BY CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF       AS OF
                         5/31/02     11/30/01
AAA                        68%         77%
AA                         20%         13%
A                          11%          7%
BBB                         1%          3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 43-44.

8      1-800-345-2021

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 90.0%

ALABAMA -- 4.8%
                 $  3,365  Alabama 21st Century Auth.
                              Tobacco Settlement Rev.,
                              5.25%, 12/1/09                           $  3,443
                    3,910  Alabama 21st Century Auth.
                              Tobacco Settlement Rev.,
                              5.50%, 12/1/10                              4,024
                    1,000  Alabama Board of Education Rev.,
                              (Shelton State Community
                              College), 6.00%, 10/1/09
                              (MBIA)                                      1,104
                      865  Alabama Water Pollution Control
                              Auth. Rev., 5.75%, 8/15/18
                              (AMBAC)                                       932
                    1,000  East Central Industrial
                              Development Auth. Rev., 5.25%,
                              9/1/13 (AMBAC)                              1,046
                    1,875  Helena Utilities Board Water &
                              Sewer Rev., 5.75%, 4/1/20
                              (MBIA)                                      2,017
                    1,435  Helena Utilities Board Water &
                              Sewer Rev., 5.75%, 4/1/22
                              (MBIA)                                      1,532
                    1,290  Huntsville GO, Series 2002 D,
                              4.00%, 11/1/02(1)                           1,295
                    1,250  Huntsville Health Care Auth. Rev.,
                              Series 2002 A, 3.80%,
                              6/1/06 (MBIA)                               1,268
                      750  Huntsville Health Care Auth. Rev.,
                              Series 2002 A, 4.25%,
                              6/1/08 (MBIA)                                 762
                    1,165  Lauderdale County and Florence
                              Healthcare Auth. Rev. GO,
                              Series 1999 A, (Coffee Health
                              Group), 4.50%, 7/1/02 (MBIA)                1,168
                    1,500  Montgomery Waterworks &
                              Sanitary Sewer Board Rev.,
                              Series 2002 A, 5.00%, 9/1/04
                              (AMBAC)(1)                                  1,589
                                                                       --------
                                                                         20,180
                                                                       --------
ALASKA -- 0.4%
                    1,670  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/04 (FSA)                         1,778
                                                                       --------
ARIZONA -- 4.6%
                    2,925  Chandler Water & Sewer Rev.,
                              4.50%, 7/1/06 (FSA)                         3,083
                    1,640  Glendale Water & Sewer Rev.,
                              4.80%, 7/1/03 (FGIC)                        1,694
                    4,000  Maricopa County Community
                              College District GO, Series
                              1997 B, 5.00%, 7/1/12                       4,153
                    4,700  Maricopa County Community
                              College District GO, Series
                              2001 D, (Project of 1994),
                              4.00%, 7/1/02                               4,710

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,155  Maricopa County Unified School
                              District No. 41 GO, (Gilbert),
                              5.75%, 7/1/11 (FSA)                      $  1,299
                    1,000  Mohave County Community
                              College District Rev., (State
                              Board of Directors), 6.00%,
                              3/1/20 (MBIA)                               1,086
                    2,000  Pima County Unified School
                              District No. 1 GO, Series
                              1993 E, (Tucson), 5.25%,
                              7/1/08 (FGIC)                               2,122
                    1,200  Pima County Unified School
                              District No. 40 Indian Oasis-
                              Baboquivari Rev., Series 2002 A,
                              4.60%, 7/1/13 (MBIA)                        1,229
                                                                       --------
                                                                         19,376
                                                                       --------
ARKANSAS -- 1.7%
                    2,000  Fort Smith Sales and Use Tax GO,
                              Series 2001 A, 4.375%,                      2,029
                    1,250  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 A, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/03                                     1,276
                    1,300  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 A, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/04                                     1,334
                    1,355  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 A, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/05                                     1,381
                      905  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 B, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/04                                       929
                                                                       --------
                                                                          6,949
                                                                       --------
CALIFORNIA -- 4.8%
                    2,245  Calaveras Unified School District
                              GO, 5.88%, 8/1/26 (FSA)(1)(2)                 577
                    2,875  Calaveras Unified School District
                              GO, 5.89%, 5/1/27 (FSA)(1)(2)                 706
                    1,100  California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04,
                              Prerefunded at 102% of Par(3)               1,193
                    1,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various University of California
                              Projects), 6.20%, 10/1/08                   1,076
                    3,000  Imperial Irrigation District COP,
                              (Water Systems), 5.50%,
                              7/1/29 (AMBAC)                              3,110

See Notes to Financial Statements                 www.americancentury.com      9

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                    $  1,626
                    3,500  Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park and
                              Open Space District), 5.00%,
                              10/1/19                                     3,513
                    1,850  Northern California Power
                              Agency Public Power Rev.,
                              Series 1992 A, (Hydroelectric
                              Project No.1), 6.25%, 7/1/02
                              (MBIA)                                      1,894
                    1,175  Rocklin Unified School District
                              Community Facilities COP,
                              5.47%, 9/1/21 (MBIA)(2)                       412
                      825  Rocklin Unified School District
                              Community Facilities COP,
                              (Capital Appreciation #1),
                              6.10%, 9/1/24 (AMBAC)(2)                      242
                    2,145  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 5.50%, 7/1/15
                              (MBIA)                                      2,310
                    1,000  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 6.00%, 7/1/20
                              (MBIA)                                      1,093
                    2,000  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 6.00%, 7/1/31
                              (MBIA)                                      2,129
                                                                       --------
                                                                         19,881
                                                                       --------
COLORADO -- 4.3%
                    1,100  Arapahoe County Water &
                              Wastewater Public
                              Improvement District GO,
                              Series 2002 B, 5.75%,
                              12/1/17 (MBIA)                              1,213
                      500  Colorado Water Resources &
                              Power Development Auth.
                              Clean Water Rev., Series
                              2000 A, 6.25%, 9/1/16                         566
                    1,615  Denver City & County Excise Rev.,
                              Series 2001 A, (Convention
                              Center), 4.25%, 9/1/03 (FSA)                1,664
                    2,835  Douglas County School District
                              No. RE-1 Douglas & Elbert
                              Counties GO, Series 2002 B,
                              5.75%, 12/15/17 (FSA)                       3,139
                    4,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 B, 5.45%,
                              12/1/20 (LOC: Allied Irish
                              Bank PLC)                                   4,176
                    5,000  University of Colorado COP Rev.,
                              6.00%, 12/1/22 (MBIA-IBC)                   5,451

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,555  University of Northern Colorado
                              Rev., (Auxiliary Facilities
                              System), 5.50%, 6/1/17
                              (AMBAC)                                  $  1,659
                                                                       --------
                                                                         17,868
                                                                       --------
CONNECTICUT -- 3.1%
                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                    2,054
                    2,110  New Haven Air Rights Package
                              Facility Rev., 5.00%, 12/1/09
                              (AMBAC)                                     2,277
                    2,215  New Haven Air Rights Package
                              Facility Rev., 5.00%, 12/1/10
                              (AMBAC)                                     2,379
                    1,000  New Haven Air Rights Package
                              Facility Rev., 5.375%, 12/1/12
                              (AMBAC)                                     1,102
                    1,335  New Haven Refunding Bonds,
                              Series 2002 B, 5.25%,
                              11/1/11 (FGIC)(1)                           1,455
                    2,000  Stamford GO, 5.00%, 7/15/10                    2,150
                    1,250  Stamford GO, 5.25%, 7/15/12                    1,365
                                                                       --------
                                                                         12,782
                                                                       --------
DISTRICT OF COLUMBIA -- 0.5%
                    1,000  District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)(3)                           1,008
                    1,155  District of Columbia Rev.,
                              (Gonzaga College High School),
                              5.20%, 7/1/12 (FSA)                         1,222
                                                                       --------
                                                                          2,230
                                                                       --------
FLORIDA -- 0.5%
                    1,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                      1,014
                    1,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1989 D, 6.75%, 10/1/17                      1,214
                                                                       --------
                                                                          2,228
                                                                       --------
GEORGIA -- 0.3%
                      255  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/09, Prerefunded at
                              100% of Par (MBIA)(3)                         295
                      110  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)                      130
                      635  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)                      746
                                                                       --------
                                                                          1,171
                                                                       --------
HAWAII -- 0.1%
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/10 (FGIC)                          588
                                                                       --------

10      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
ILLINOIS -- 4.6%
                 $  9,000  Chicago O'Hare International
                              Airport Rev., Series 1993 A,
                              (Senior Lien), 5.00%, 1/1/12
                              (MBIA-IBC)                               $  9,379
                    1,485  Cook County High School District
                              No. 202 GO, (Capital
                              Appreciation), 4.53%, 12/1/08
                              (FSA)(2)                                    1,143
                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                              (AMBAC)                                     2,302
                      655  Illinois Development Finance Auth.
                              Gas Supply Rev., Series
                              2001 B, (Midwestern University),
                              5.125%, 5/15/10                               656
                      400  Illinois Development Finance Auth.
                              Gas Supply Rev., Series
                              2001 B, (Midwestern University),
                              5.75%, 5/15/16                                402
                    1,140  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12(3)                1,343
                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                      1,264
                    1,105  Ogle, Lee & De Kalb Counties
                              Township High School District
                              No. 212 GO, 6.00%, 12/1/17
                              (MBIA)                                      1,224
                    1,220  Ogle, Lee & De Kalb Counties
                              Township High School District
                              No. 212 GO, 6.00%, 12/1/18
                              (MBIA)                                      1,345
                                                                       --------
                                                                         19,058
                                                                       --------
INDIANA -- 2.4%
                    1,000  Franklin Township School Building
                              Corp. Marion County GO, 4.50%,
                              1/5/03 (FGIC)                               1,016
                    1,010  Hamilton County Public Building
                              Corp. Rev., (First Mortgage),
                              3.50%, 1/20/04 (AMBAC)                      1,030
                    1,005  Hamilton County Public Building
                              Corp. Rev., (First Mortgage),
                              4.00%, 1/20/05 (AMBAC)                      1,036
                    1,900  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Holy Cross
                              Health System Corp.), 5.375%,
                              12/2/12 (MBIA)                              2,001
                      220  Indiana Transportation Finance
                              Auth. Rev., Series 1990 A,
                              7.25%, 6/1/15, Prerefunded at
                              100% of Par(3)                                267
                      780  Indiana Transportation Finance
                              Auth. Rev., Series 1990 A,
                              7.25%, 6/1/15                                 970
                    1,000  Ivy Technical State College Rev.,
                              Series 2002 G, 3.00%,
                              7/1/03 (AMBAC)(1)                           1,014

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,650  Valparaiso Middle Schools
                              Building Corp. GO, 5.75%,
                              7/15/18 (FGIC)                           $  1,773
                    1,000  Zionsville Community Schools
                              Building Corp. Rev., (First
                              Mortgage), 5.75%, 7/15/15
                              (FGIC)                                      1,088
                                                                       --------
                                                                         10,195
                                                                       --------
KANSAS -- 0.9%
                      325  Kansas City Utility System Rev.,
                              6.375%, 9/1/04, Prerefunded
                              at 102% of Par (FGIC)(3)                      360
                      675  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                         735
                    1,280  Wichita Hospital Facilities Rev.,
                              Series 2001 III, 5.25%,
                              11/15/13                                    1,315
                    1,195  Wichita Hospital Facilities Rev.,
                              Series 2001 III, 5.50%,
                              11/15/16                                    1,224
                                                                       --------
                                                                          3,634
                                                                       --------
MASSACHUSETTS -- 0.7%
                    1,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1992 F, 6.25%, 7/1/12
                              (AMBAC)                                     1,145
                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                      1,774
                                                                       --------
                                                                          2,919
                                                                       --------
MICHIGAN -- 0.7%
                    1,400  Garden City School District GO,
                              5.50%, 5/1/17                               1,485
                    1,485  Grand Valley State University Rev.,
                              5.75%, 12/1/15 (FGIC)                       1,621
                                                                       --------
                                                                          3,106
                                                                       --------
MINNESOTA -- 0.6%
                    2,325  Minneapolis Health Care Systems
                              Rev., Series 2002 B, (Fairview
                              Health Services), 4.00%,
                              5/15/04 (MBIA)                              2,394
                                                                       --------
MISSISSIPPI -- 0.4%
                    1,510  Walnut Grove Correctional Auth.
                              COP, 5.25%, 11/1/03
                              (AMBAC)                                     1,579
                                                                       --------
MISSOURI -- 3.3%
                    1,145  Jackson County Public Building
                              Corp. Rev., Series 2000 A,
                              6.00%, 11/1/18                              1,215
                    1,775  Missouri Development Finance
                              Board, Series 2000 A,
                              (Midtown Redevelopment),
                              5.75%, 4/1/22 (MBIA)                        1,877
                    3,000  Missouri Health & Educational
                              Facilities Auth. Rev., Series
                              1998 A, (Park Lane Medical
                              Center), 5.60%, 1/1/15 (MBIA)               3,182

See Notes to Financial Statements                www.americancentury.com      11

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,365  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 2000 B1, (Single Family
                              Mortgage), 7.45%, 12/26/07
                              (GNMA/FNMA)                              $  1,572
                    2,475  Springfield COP, (Greene County
                              Park), 3.00%, 12/1/03                       2,504
                    3,210  Springfield COP, (Greene County
                              Park), 3.50%, 12/1/04                       3,281
                                                                       --------
                                                                         13,631
                                                                       --------
NEBRASKA -- 1.2%
                    5,000  Nebraska Public Power District
                              Rev., 3.50%, 12/1/03                        5,091
                                                                       --------
NEVADA -- 0.2%
                    1,000  Clark County School District GO,
                              Series 1997 B, (Building &
                              Renovation), 5.25%, 6/15/17
                              (FGIC)                                      1,025
                                                                       --------
NEW JERSEY -- 0.3%
                    1,030  Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(3)                                  1,073
                                                                       --------
NEW MEXICO -- 0.6%
                      945  New Mexico Mortgage Finance
                              Auth. Rev., Series 1999 D-2,
                              (Single Family Mortgage),
                              6.75%, 8/1/06 (GNMA/
                              FNMA/FHLMC)                                 1,045
                    1,415  San Juan County Gross Receipts
                              Tax Rev., Series 2001 A,
                              5.75%, 9/15/21 (AMBAC)                      1,512
                                                                       --------
                                                                          2,557
                                                                       --------
NEW YORK -- 5.5%
                    1,330  Greenwich Central School District
                              GO, 4.25%, 6/15/13 (FGIC)(1)                1,322
                    1,055  Mayfield Central School District
                              GO, 4.375%, 6/15/13 (FSA)(1)                1,060
                    1,120  Mayfield Central School District
                              GO, 4.50%, 6/15/14 (FSA)(1)                 1,127
                    5,840  New York GO, Series 2002 E,
                              4.00%, 8/1/03                               5,964
                    1,100  New York State Dormitory Auth.
                              Rev., (United Cerebral Palsy
                              Affiliate No. 1-A), 5.75%,
                              7/1/18 (AMBAC)                              1,204
                    1,500  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational
                              Facilities), 6.50%, 5/15/04                 1,618
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational
                              Facilities), 6.50%, 5/15/06                 1,125
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                             1,078

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  3,000  New York State Thruway Auth.
                              Service Contract Rev., Series
                              2002 A, 3.25%, 3/26/03                   $  3,041
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                      1,054
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                      1,057
                    1,160  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                      1,263
                    1,000  Niagara Falls Bridge Commission
                              Toll Rev., Series 1993 B,
                              5.25%, 10/1/15 (FGIC)                       1,077
                      930  Red Hook Central School District
                              GO, 5.00%, 6/15/15 (FSA)(1)                   965
                                                                       --------
                                                                         22,955
                                                                       --------
NORTH CAROLINA -- 1.3%
                    2,000  North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%,
                              1/1/06 (FSA)                                2,191
                    2,000  North Carolina Housing Finance
                              Agency Rev., Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                        2,032
                    1,000  North Carolina Municipal Power
                              Agency No.1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10
                              (MBIA)                                      1,124
                                                                       --------
                                                                          5,347
                                                                       --------
NORTH DAKOTA -- 0.4%
                    1,500  Grand Forks Health Care System
                              Rev., (Altru Health System
                              Obligation Group), 7.125%,
                              8/15/24                                     1,598
                                                                       --------
OHIO -- 4.2%
                    1,500  Bowling Green State University,
                              4.75%, 6/1/09 (FGIC)                        1,586
                    1,250  Cleveland Public Power Systems
                              Rev., 5.50%, 11/15/15
                              (AMBAC)                                     1,346
                      895  Erie County Hospital Facilities
                              Rev., Series 2002 A, (Firelands
                              Regional Medical Center),
                              4.00%, 8/15/05                                912
                    1,195  Garfield Heights City School
                              District GO, (School
                              Improvement), 5.50%,
                              12/15/17 (MBIA)                             1,273
                    1,150  Mad River Local School District
                              GO, (Classroom Facilities),
                              5.75%, 12/1/19 (FGIC)                       1,251
                    1,700  Milford Exempt Village School
                              District GO, (School
                              Improvement), 6.00%,
                              12/1/18 (FSA)                               1,891

12      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,200  Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                   $  1,310
                      750  Ohio Higher Educational Facility
                              Commission Rev., Series
                              1990 B, (Case Western Reserve
                              University), 6.50%, 10/1/20                   901
                    3,320  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                       3,650
                    1,505  Summit County GO, 5.75%,
                              12/1/19 (FGIC)                              1,646
                    1,550  Tri Valley Local School District
                              GO, 5.75%, 12/1/21 (FGIC)                   1,664
                                                                       --------
                                                                         17,430
                                                                       --------
OKLAHOMA -- 0.7%
                    2,500  Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)                      2,754
                                                                       --------
OREGON -- 0.7%
                    1,805  Lane County School District
                              No. 19 GO, (Springfield),
                              6.375%, 10/15/04,
                              Prerefunded at 101% of Par
                              (MBIA)                                      1,992
                    1,000  Oregon Board of Higher
                              Education GO, Series 2001 A,
                              (State Board Higher Education),
                              2.50%, 8/1/02                               1,002
                                                                       --------
                                                                          2,994
                                                                       --------
PENNSYLVANIA -- 2.8%
                    1,000  Erie Sewer Auth. Rev., Series
                              1998 B, 5.125%, 6/1/20
                              (AMBAC)(3)                                  1,030
                    1,000  Oxford Area School District GO,
                              Series 2001 A, 5.50%,
                              2/15/17 (FGIC)                              1,067
                    2,975  Philadelphia School District GO,
                              Series 2002 A, 5.25%, 2/1/11
                              (FSA)                                       3,209
                    2,500  Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                              2,635
                    1,535  Reading School District GO,
                              Series 2001 A, 5.01%,
                              1/15/12 (FGIC)(2)                             983
                    1,560  Sayre Health Care Facilities Auth.
                              Rev., Series 2002 A, (Guthrie
                              Health), 4.50%, 12/1/03                     1,601
                    1,000  Spring Ford Area School District
                              GO, 3.75%, 8/1/03 (FSA)                     1,023
                                                                       --------
                                                                         11,548
                                                                       --------
PUERTO RICO -- 2.7%
                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04                                 553

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                  $10,670  Puerto Rico Municipal Finance
                              Agency, 5.50%, 8/1/02(4)                 $ 10,737
                                                                       --------
                                                                         11,290
                                                                       --------
RHODE ISLAND -- 1.5%
                    1,000  Cranston GO, 6.375%, 11/15/17
                              (FGIC)                                      1,121
                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                     1,211
                    2,000  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 A, 6.25%, 8/1/16
                              (MBIA)(3)                                   2,351
                    1,300  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 B, 6.00%, 8/1/17
                              (MBIA)(3)                                   1,376
                                                                       --------
                                                                          6,059
                                                                       --------
SOUTH CAROLINA -- 3.9%
                    1,700  Florence Water & Sewer Rev.,
                              7.50%, 3/1/18 (AMBAC)                       2,048
                    1,500  Piedmont Municipal Power
                              Agency Electric Rev., 6.75%,
                              1/1/19 (FGIC)                               1,794
                      860  Piedmont Municipal Power Agency
                              Electric Rev., Series 1991 A,
                              6.50%, 1/1/16 (FGIC)                        1,008
                      140  Piedmont Municipal Power Agency
                              Electric Rev., Series 1991 A,
                              6.50%, 1/1/16 (FGIC)(3)                       168
                    3,930  Piedmont Municipal Power Agency
                              Electrical Rev., Series 2002 A,
                              5.00%, 1/1/04 (FGIC)                        4,094
                    6,035  Piedmont Municipal Power Agency
                              Electrical Rev., Series 2002 A,
                              4.00%, 1/1/07 (FGIC)                        6,093
                    1,095  Spartanburg County Health
                              Services District Inc. Hospital
                              Rev., 5.50%, 4/15/16 (FSA)                  1,152
                                                                       --------
                                                                         16,357
                                                                       --------
TENNESSEE -- 0.4%
                    1,685  Clarksville Water, Sewer & Gas
                              Rev., 4.85%, 2/1/15 (FSA)                   1,717
                                                                       --------
TEXAS -- 6.4%
                    1,815  Clint Independent School District
                              GO, 6.00%, 2/15/17 (PSF)                    2,003
                    1,000  Conroe Independent School
                              District GO, Series 2001 A,
                              5.75%, 8/15/18                              1,084
                    1,000  Dallas-Fort Worth Regional
                              Airport Rev., Series 1994 A,
                              5.90%, 11/1/08 (MBIA)                       1,071
                    1,000  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                        1,082

See Notes to Financial Statements                www.americancentury.com      13

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,000  Denton Utility System Rev.,
                              Series 1996 A, 5.95%,
                              12/1/14 (MBIA)                           $  1,059
                    1,440  Harris County Housing Finance
                              Corporation Rev., (Las Americas
                              Apartments), 4.90%, 3/1/11
                              (FNMA)                                      1,495
                    3,000  Hays Consolidated Independent
                              School District GO, (Capital
                              Appreciation), 5.20%, 8/15/11
                              (PSF)(2)                                    1,967
                      574  Houston Participation Interest GO,
                              6.40%, 6/1/27                                 609
                    2,000  Houston Water & Sewer System
                              Rev., Series 1992 A, 6.375%,
                              12/1/14 (MBIA)                              2,081
                    1,500  Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27 (FGIC)               1,509
                      950  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(3)                 989
                    1,000  Lubbock Health Facilities
                              Development Corp. Rev.,
                              (Lutheran Retirement), 6.00%,
                              3/20/29 (GNMA)                              1,038
                    1,000  North East Independent School
                              District GO, 4.50%, 2/1/16
                              (PSF)                                         963
                      550  Pasadena Independent School
                              District GO, Series 2001 A,
                              6.05%, 2/15/16                                627
                    1,500  Pearland Independent School
                              District GO, 6.00%, 2/15/15
                              (PSF)                                       1,633
                    2,000  San Antonio Electric and Gas
                              Rev., 7.10%, 2/1/09 (FGIC)(2)               1,508
                    1,000  Tarrant County Health Facility
                              Development Corp. Health
                              System Rev., (Ft. Worth
                              Osteopathic), 6.00%, 5/15/11
                              (MBIA)                                      1,113
                    2,000  Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)                  2,020
                    1,500  Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09
                              (MBIA)                                      1,691
                    1,000  Travis County Health Facilities
                              Development Corp. Rev., Series
                              1999 A, (Ascension Health
                              Credit), 5.875%, 11/15/24                   1,041
                                                                       --------
                                                                         26,583
                                                                       --------
UTAH -- 2.8%
                      660  Intermountain Agency Power
                              Supply Rev., Series 1993 A,
                              5.40%, 7/1/08, Prerefunded
                              at 102% of Par (MBIA-IBC)(3)                  698

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $    340  Intermountain Agency Power
                              Supply Rev., Series 1993 A,
                              5.40%, 7/1/08 (MBIA-IBC)                 $    358
                    1,000  Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corporation), 8.125%,
                              5/15/15(3)                                  1,270
                    1,000  Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                              1,094
                    1,495  Utah County Municipal Building
                              Auth. Lease Rev., 5.00%,
                              11/1/09 (AMBAC)                             1,597
                    1,820  Utah County Municipal Building
                              Auth. Lease Rev., 5.25%,
                              11/1/13 (AMBAC)                             1,934
                    1,915  Utah County Municipal Building
                              Auth. Lease Rev., 5.25%,
                              11/1/14 (AMBAC)                             2,017
                    1,000  Utah County Municipal Building
                              Auth. Lease Rev., 5.50%,
                              11/1/16 (AMBAC)                             1,061
                      335  Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                                 358
                    1,305  West Valley City Rev., Series
                              2001 A, 5.50%, 7/15/16
                              (MBIA)                                      1,390
                                                                       --------
                                                                         11,777
                                                                       --------
VERMONT -- 0.4%
                    1,500  Mount Vernon of Hancock County
                              Multi-School Building Corp. GO,
                              Series 2001 B, (First Mortgage),
                              5.75%, 7/15/15 (AMBAC)                      1,632
                                                                       --------
U.S. VIRGIN ISLANDS -- 0.7%
                    2,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 A, (Senior
                              Lien), 5.20%, 10/1/09                       2,078
                    1,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                       1,009
                                                                       --------
                                                                          3,087
                                                                       --------
VIRGINIA -- 0.9%
                    1,500  Fairfax County COP, 5.30%,
                              4/15/23                                     1,488
                    1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/06                              1,140
                    1,115  Pittsylvania County GO, Series
                              2001 B, 5.75%, 3/1/18
                              (MBIA)                                      1,227
                                                                       --------
                                                                          3,855
                                                                       --------

14      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
WASHINGTON -- 10.5%
                 $  1,000  Benton County Public Utility
                              District No. 1 Rev., Series
                              2001 A, 5.625%, 11/1/19
                              (FSA)                                    $  1,056
                    1,000  Cowlitz County School District
                              No. 458 Kelso GO, 5.75%,
                              12/1/18 (FSA)                               1,079
                    3,500  Energy Northwest Electrical Rev.,
                              Series 2002 A, (Columbia
                              Generating), 5.75%, 7/1/18
                              (MBIA)                                      3,765
                    4,000  Energy Northwest Electrical Rev.,
                              Series 2002 B, (Columbia
                              Generating), 6.00%, 7/1/18
                              (AMBAC)                                     4,412
                    8,000  King County GO, 5.50%,
                              12/1/12(1)                                  8,795
                    2,000  King County GO, Series 1997 D,
                              5.75%, 12/1/11                              2,179
                    1,555  King County School District
                              No. 414 Lake Washington GO,
                              5.75%, 12/1/15                              1,711
                    1,260  Mason County School District
                              No. 309 GO, (Shelton), 5.625%,
                              12/1/17 (FGIC)                              1,346
                    1,120  Metropolitan Park District of
                              Tacoma GO, 6.00%, 12/1/16
                              (AMBAC)                                     1,246
                    1,000  Metropolitan Park District of
                              Tacoma GO, 6.00%, 12/1/18
                              (AMBAC)                                     1,102
                    1,000  Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02                  1,019
                    2,000  Snohomish County Public Utility
                              District No. 1 Electric Rev.,
                              5.625%, 1/1/05 (FGIC)                       2,083
                    1,000  Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03                  1,004
                      695  Tacoma Electrical Systems Rev.,
                              6.10%, 1/1/04, Prerefunded at
                              102% of Par (FGIC)(3)                         750
                      305  Tacoma Electrical Systems Rev.,
                              6.10%, 1/1/07 (FGIC)                          328
                    1,720  University of Washington Rev.,
                              (Student Facilities Fee), 5.875%,
                              6/1/18 (FSA)                                1,865
                    1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                               1,203
                    1,000  Washington Public Power Supply
                              System Rev., Series 1996 A,
                              (Nuclear Project No. 1), 5.75%,
                              7/1/12 (MBIA)                               1,090
                    4,570  Washington Public Power Supply
                              System Rev., Series 1998 A,
                              (Nuclear Project No. 2), 5.00%,
                              7/1/12 (FSA)                                4,772
                    1,500  Whitman County School District
                              No. 267 Pullman GO, 5.625%,
                              12/1/16 (FSA)                               1,615

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,115  Whitman County School District
                              No. 267 Pullman GO, 5.625%,
                              12/1/17 (FSA)                            $  1,194
                                                                       --------
                                                                         43,614
                                                                       --------
WISCONSIN -- 3.2%
                    1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/06,
                              Prerefunded at 100% of Par
                              (FGIC)(3)                                   1,338
                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                              2,257
                    2,590  Wisconsin Health & Educational
                              Facilities Auth. Rev., (Aurora
                              Medical Group), 6.00%,
                              11/15/10 (FSA)                              2,905
                      730  Wisconsin Health & Educational
                              Facilities Auth. Rev., (Froedert &
                              Community Health Obligation),
                              4.50%, 10/1/02                                735
                      345  Wisconsin Health & Educational
                              Facilities Auth. Rev., (Froedert &
                              Community Health Obligation),
                              4.50%, 10/1/03                                352
                      400  Wisconsin Health & Educational
                              Facilities Auth. Rev., (Froedert &
                              Community Health Obligation),
                              5.00%, 10/1/04                                416
                    1,100  Wisconsin Health & Educational
                              Facilities Auth. Rev., (Wheaton
                              Franciscan Services), 4.00%,
                              8/15/04                                     1,126
                    1,680  Wisconsin Health & Educational
                              Facilities Auth. Rev., Series
                              2002 A, (Ministry Health Care),
                              4.00%, 2/15/04 (MBIA)                       1,722
                    2,250  Wisconsin Transportation Rev.,
                              7.00%, 1/1/04(3)                            2,416
                                                                       --------
                                                                         13,267
                                                                       --------
TOTAL MUNICIPAL SECURITIES                                              375,157
                                                                       --------
   (Cost $360,653)

SHORT-TERM MUNICIPAL SECURITIES -- 10.0%

CALIFORNIA -- 1.3%
                      500  California Department of General
                              Services COP, VRDN, 1.62%,
                              6/6/02 (LOC: Merrill Lynch
                              Capital Services, Inc.) (Acquired
                              5/15/02, Cost $500)(5)                        500
                    5,000  California GO, Series 2000 A-11,
                              VRDN, 1.90%, 6/5/02
                              (SBBPA: Bayerische Hypo Und
                              Verinsbank) (Acquired
                              11/27/01, Cost $5,000)(5)                   5,000
                                                                       --------
                                                                          5,500
                                                                       --------

See Notes to Financial Statements                www.americancentury.com      15

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
FLORIDA -- 3.2%
                 $  1,000  Clay County Housing Finance
                              Auth. Rev., Series 2001 B,
                              (Bluff Housing), VRDN, 1.45%,
                              6/5/02 (FNMA)                            $  1,000
                    4,200  Collier County Industrial
                              Development Auth. Rev.,
                              (Community School of Naples),
                              VRDN, 1.50%, 6/6/02 (LOC:
                              Bank of America N.A.)                       4,200
                    3,500  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Woodlands), VRDN, 1.63%,
                              6/5/02 (LOC: Northern Trust
                              Company)                                    3,500
                    1,050  Miami-Dade County Industrial
                              Development Auth. Rev.,
                              (Various Gulliver Schools
                              Projects), VRDN, 1.50%,
                              6/6/02 (LOC: Bank of America
                              N.A.)                                       1,050
                    1,600  Palm Beach County Health
                              Facilities Auth. Rev., (Bethesda
                              Healthcare System), VRDN,
                              1.65%, 6/3/02 (LOC: Suntrust
                              Bank)                                       1,600
                    2,000  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 1.55%,
                              6/3/02                                      2,000
                                                                       --------
                                                                         13,350
                                                                       --------
MINNESOTA -- 0.7%
                    3,000  St. Paul Housing & Redevelopment
                              Auth. Rev., (Minnesota Public
                              Radio), VRDN, 1.55%, 6/3/02
                              (LOC: Allied Irish Bank PLC)                3,000
                                                                       --------
OHIO -- 2.9%
                   12,000  Trumbull County Health Care
                              Facility Rev., VRDN, 1.65%,
                              6/3/02 (SBBPA: Fleet Bank
                              N.A.) (LOC: Radian Group, Inc.)(4)         12,000
                                                                       --------
UTAH -- 0.7%
                    2,885  Bedford County Industrial
                              Development Auth. Rev., (Sepa
                              Inc. Facility), VRDN, 1.55%,
                              6/4/02 (LOC: First Union
                              National Bank)                              2,885
                                                                       --------
WASHINGTON -- 1.2%
                    5,150  Washington State Housing Finance
                              Commission Rev., (Pioneer
                              Human Services), VRDN, 1.60%,
                              6/3/02 (LOC: U.S. Bank N.A.)                5,150
                                                                       --------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                    41,885
                                                                       --------
   (Cost $41,885)

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $417,042
                                                                       ========
   (Cost $402,538)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

PSF = Permanent School Fund

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1) When-issued security.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002, was $5,500 (in thousands) which represented 1.4% of net assets.

16      1-800-345-2021                         See Notes to Financial Statements

High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                           LEHMAN LONG-TERM
              HIGH-YIELD      MUNICIPAL       HIGH YIELD MUNICIPAL DEBT FUNDS(2)
              MUNICIPAL      BOND INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ... 3.97%          1.70%               1.98%             --
1 YEAR ........ 8.25%          6.64%               5.19%         5 OUT OF 75
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS* ...... 4.72%          5.54%               2.41%         3 OUT OF 58
LIFE OF FUND* . 5.32%          5.38%               2.83%         1 OUT OF 53

The fund's inception date was 3/31/98.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 41-43 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison. High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

*  Fund returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 11/1/99.

** From 3/31/98 (the fund's inception date) to 5/31/98. Not annualized.

                                                 www.americancentury.com      17

High-Yield Municipal--Performance Review
--------------------------------------------------------------------------------

By Steven Permut, portfolio manager

PERFORMANCE SUMMARY

     High-Yield Municipal performed well in both absolute and comparative terms during the fiscal year ended May 31, 2002. Bond prices in general rose as interest rates and stock prices fell. The fund significantly outperformed the average return of 75 high-yield municipal debt funds tracked by Lipper Inc. The fund also out-gained most investment-grade municipal funds, according to Lipper, a notable achievement because high-yield municipals generally lagged their investment-grade counterparts during the fiscal year. The fund's longer-term performance was also very strong against the Lipper group (see the previous page for details).

ECONOMIC & MARKET CONDITIONS

     The fiscal year spanned an extremely volatile period for the U.S. economy and financial markets. It included the first U.S. recession in 10 years, disappointing corporate earnings, layoffs,  the September 11 terrorist attacks, fears of further terrorist attacks, escalating violence in the Middle East, and record-breaking corporate bankruptcies amid widespread allegations of business improprieties.

     The negative news made investors nervous, causing many to reduce their stock holdings and buy bonds, including municipals. As a result, the S&P 500 and
Nasdaq Composite fell 13.85% and 23.19%, respectively, while the Lehman Brothers
Municipal Bond Index gained 6.51%.

     But bonds couldn't coast either. They generally sold off sharply in
November, December, and March when economic indicators improved and stock market optimism flared. And the municipal market had to contend with a number of credit quality issues. These included widening state budget gaps caused by falling post-recessionary tax revenues, continued weakness in the health care sector, struggles in the airline and hospitality industries after September 11, the negative impact of "Enronitis" on corporate-issued municipal bonds, and the devaluation of some poorly-structured late-1990s high-yield municipal deals that couldn't stand the weight of the economic downturn.

INVESTMENT STRATEGIES & OUTLOOK

     In marked contrast to some of its competitors--which suffered declines as a result of credit issues--High-Yield Municipal outperformed the Lipper group by avoiding credit problems and enjoying price appreciation on credit improvements.
The security review and selection process used by our municipal credit research team--as well as its  ongoing due diligence on fund holdings--helped the portfolio avoid credit problems and identified opportunities for improvement. We expect these factors to remain critical as the economy struggles to regain momentum in the months ahead, resulting in lower tax revenues for municipalities and slower growth for municipal projects.

     Another factor that still favors High-Yield Municipal is its relatively low expense ratio. As of May 31, 2002, the fund's annual expense ratio (see the center table at left) was about half the 1.27% Lipper group average. All else being equal, lower expenses mean higher returns and yields. We plan to focus on increasing the fund's federal tax-free yield, which will help make  High-Yield
Municipal even more attractive to investors and should help cushion it from price declines as the economy improves.

[left margin]

YIELDS AS OF MAY 31, 2002

30-DAY SEC YIELD                 5.13%

30-DAY TAX-EQUIVALENT YIELDS*
   27.0% TAX BRACKET             7.03%
   30.0% TAX BRACKET             7.33%
   35.0% TAX BRACKET             7.89%
   38.6% TAX BRACKET             8.36%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                             AS OF 5/31/02
NET ASSETS                   $36.2 MILLION

                         5/31/02      5/31/01
WEIGHTED AVERAGE
   MATURITY             17.9 YRS     17.6 YRS
AVERAGE DURATION         7.0 YRS      7.8 YRS
EXPENSE RATIO             0.64%        0.64%

PORTFOLIO COMPOSITION
BY CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                         5/31/02     11/30/01
AAA                       30%           32%
BB                         3%           --
UNRATED                   67%           68%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 43-44.

18      1-800-345-2021

High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 95.8%

ALASKA -- 1.5%
                   $  500  Anchorage Schools GO, Series
                              2000 A, 5.75%, 12/1/16
                              (MBIA)                                     $   541
                                                                         -------
ARIZONA -- 3.3%
                    1,125  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 7.95%,
                              6/15/23                                      1,187
                                                                         -------
CALIFORNIA -- 16.8%
                    1,000  California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $1,000)(1)                                     995
                      750  California Statewide Communities
                              Development Auth. Special Tax
                              Rev., (Thomas Jefferson School
                              of Law), 7.75%, 10/1/31                        760
                      500  El Dorado County Community
                              Facilities District Special Tax,
                              (No. 2001-1 Promontory
                              Specific), 6.30%, 9/1/31                       498
                    1,500  Folsom Special Tax, (Community
                              Facilities District No. 14),
                              6.30%, 9/1/32                                1,496
                      985  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                        1,038
                    1,195  Stockton Community Facilities
                              District Special Tax, (No. 2001-1
                              Spanos Park West), 6.375%,
                              9/1/32                                       1,193
                                                                         -------
                                                                           5,980
                                                                         -------
COLORADO -- 4.1%
                      780  Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03                    773
                      640  Douglas County School District
                              No. RE-1, (Douglas & Elbert
                              Counties Bldg.) GO, Series
                              2002 B, 5.75%, 12/15/19
                              (FSA)                                          701
                                                                         -------
                                                                           1,474
                                                                         -------
CONNECTICUT -- 2.8%
                    1,000  Connecticut Development Auth.
                              Industrial Rev., (Afco Cargo
                              BDL-LLC), 8.00%, 4/1/30                      1,012
                                                                         -------
DISTRICT OF COLUMBIA -- 2.2%
                      750  Metropolitan Washington D.C.
                              Airports Auth. General Rev.,
                              Series 2001 A, 5.50%,
                              10/1/18 (MBIA)                                 772
                                                                         -------

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
FLORIDA -- 10.5%
                   $  175  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                     $   175
                      305  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 6.50%,
                              5/1/07                                         308
                      530  Fleming Island Plantation
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 7.375%,
                              5/1/31                                         559
                      255  Heritage Springs Community
                              Development District Capital
                              Improvement Rev., Series
                              1999 B, 6.25%, 5/1/05                          256
                      210  Maple Ridge Community
                              Development District Special
                              Assessment Rev., Series
                              2000 B, 6.15%, 11/1/04                         214
                      790  Maple Ridge Community
                              Development District Special
                              Assessment Rev., Series
                              2000 B, 6.15%, 11/1/04(2)                      859
                      380  Stoneybrook West Community
                              Development District Special
                              Assessment Rev., Series
                              2000 A, 7.00%, 5/1/32                          386
                    1,000  Waterchase Community
                              Development District GO, Series
                              2001 A, 6.70%, 5/1/32                          998
                                                                         -------
                                                                           3,755
                                                                         -------
GEORGIA -- 1.5%
                      500  Atlanta Water & Wastewater Rev.,
                              Series 1999 A, 5.50%,
                              11/1/18 (FGIC)                                 546
                                                                         -------
HAWAII -- 1.7%
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                           588
                                                                         -------
MARYLAND -- 6.8%
                    1,000  Anne Arundel County Special
                              Obligation Rev., (National
                              Business Park), 7.375%,
                              7/1/28                                       1,070
                    1,250  Anne Arundel County Special
                              Obligation Rev., (Arundel Mills),
                              7.10%, 7/1/29                                1,338
                                                                         -------
                                                                           2,408
                                                                         -------
MISSOURI -- 3.9%
                    1,275  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 1998 B2, (Single
                              Family), 6.40%, 9/1/29
                              (GNMA/FNMA)                                  1,383
                                                                         -------

See Notes to Financial Statements                www.americancentury.com      19

High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
NEVADA -- 5.8%
                   $1,000  Clark County Improvement District
                              No. 121 Special Assessment,
                              (Southern Highlands Area),
                              7.50%, 12/1/19                             $ 1,055
                      500  Las Vegas GO COP, (Special
                              Improvement District No. 808-
                              Summerlin), 5.40%, 6/1/06                      506
                      500  Las Vegas GO COP, (Special
                              Improvement District No. 808-
                              Summerlin), 5.70%, 6/1/08                      505
                                                                         -------
                                                                           2,066
                                                                         -------
NEW JERSEY -- 8.1%
                    1,500  New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31                    1,775
                    1,000  New Jersey Economic
                              Development Auth. Rev., Series
                              1999 A, (Transportation
                              Sublease), 6.00%, 5/1/16
                              (FSA)                                        1,099
                                                                         -------
                                                                           2,874
                                                                         -------
NEW YORK -- 2.8%
                    1,000  Onondaga County Industrial
                              Development Auth. Rev.,
                              (Sub-Air Cargo), 7.25%,
                              1/1/32                                         988
                                                                         -------
OHIO -- 3.0%
                    1,000  Plain Local School District GO,
                              5.50%, 12/1/19 (FGIC)                        1,056
                                                                         -------
OREGON -- 1.4%
                      500  Port Portland Airport Rev., Series
                              2001 D, (Portland International
                              Airport), 5.50%, 7/1/18 (FGIC)                 516
                                                                         -------
PENNSYLVANIA -- 5.9%
                    1,200  Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel &
                              Conference Center), 6.20%,
                              1/1/29                                         984
                    1,110  New Morgan Municipal Auth.
                              Office Rev., Series 1999 A,
                              (Commonwealth Office),
                              5.375%, 6/1/08                               1,107
                                                                         -------
                                                                           2,091
                                                                         -------
RHODE ISLAND -- 1.6%
                      500  Cranston GO, 6.375%,
                              11/15/17 (FGIC)                                561
                                                                         -------
TEXAS -- 2.6%
                      970  Abia Development Corp. Airport
                              Facilities Rev., (Aero Austin LP),
                              6.75%, 1/1/11                                  934
                                                                         -------
UTAH -- 6.0%
                      800  Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05 (Acquired
                              9/24/98, Cost $794)(1)                         805

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $1,235  West Valley City Rev., Series
                              2001 A, 5.50%, 7/15/15
                              (MBIA)                                     $ 1,323
                                                                         -------
                                                                           2,128
                                                                         -------
WASHINGTON -- 3.4%
                      860  Cowlitz County School District
                              No. 458 Kelso GO, 5.75%,
                              12/1/18 (FSA)                                  928
                      250  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15
                              (MBIA)                                         280
                                                                         -------
                                                                           1,208
                                                                         -------
WYOMING -- 0.1%
                       30  Wyoming Community
                              Development Auth. Rev., Series
                              1990 B, (Single Family
                              Mortgage), 8.125%, 6/1/21
                              (FHA)                                           30
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                34,098
                                                                         -------
   (Cost $33,064)

SHORT-TERM MUNICIPAL SECURITIES -- 4.2%

WASHINGTON -- 4.2%
                    1,500  Washington Housing Finance
                              Commission Rev., (Cedar
                              Landing Apartment), VRDN,
                              1.65%, 6/6/02 (LOC: U.S.
                              Bank, N.A.)                                  1,500
                                                                         -------
   (Cost $1,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $35,598
                                                                         =======
   (Cost $34,564)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002, was $1,800 (in thousands) which represented 5.0% of net assets.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

20      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                 TAX-FREE     TAX-EXEMPT MONEY  MARKET FUNDS(2)
                               MONEY MARKET    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ..................    0.59%             0.46%        17 OUT OF 137
1 YEAR .......................    1.64%             1.38%        17 OUT OF 135
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......................    2.88%             2.60%        9 OUT OF 119
5 YEARS(3) ...................    3.09%             2.74%        5 OUT OF 107
10 YEARS(3) ..................    2.86%             2.70%        11 OUT OF 75

The fund's inception date was 7/31/84.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

See pages 41-43 for information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            AS OF 5/31/02
NET ASSETS                 $250.0 MILLION

                        5/31/02      5/31/01
WEIGHTED AVERAGE
   MATURITY             39 DAYS      35 DAYS
EXPENSE RATIO            0.51%        0.50%

Investment terms are defined in the Glossary on pages 43-44.

YIELDS AS OF MAY 31, 2002

7-DAY CURRENT YIELD             1.31%

7-DAY EFFECTIVE YIELD           1.32%

7-DAY TAX-EQUIVALENT YIELDS*
   27.0% TAX BRACKET            1.79%
   30.0% TAX BRACKET            1.87%
   35.0% TAX BRACKET            2.02%
   38.6% TAX BRACKET            2.13%

* The tax brackets indicated are for federal taxes only.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return. The returns listed in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

                                                 www.americancentury.com      21

Tax-Free Money Market--Performance Review
--------------------------------------------------------------------------------

By Alan Kruss, portfolio manager

PERFORMANCE OVERVIEW

     Tax-Free Money Market performed very well, ranking in the top 15% of tax-exempt money market funds tracked by Lipper Inc. for the one-, three-, five-, and 10-year periods ended in May (see the previous page).

     What's more, the portfolio provided more tax-free income than the funds in its Lipper group. As of May 31, Tax-Free Money Market's 1.32% seven-day effective yield ranked #4 among the 119 funds in the Lipper group.

ECONOMIC & MARKET REVIEW

     The tragedy of September 11 and the first recession in a decade marred the fiscal year. But the Federal Reserve reacted swiftly to reassure investors and boost the economy, cutting interest rates to the lowest level in 40 years. That helped growth turn positive again, and by the first quarter of 2002, the economy surged ahead at a better than 6% annual rate, though growth slowed again in
April and May.

     Money market yields fluctuated with swings in economic growth. For example, after falling throughout 2001, yields  rose in March when investors thought the
Fed would raise rates to cool the rebounding economy. But with unemployment ticking up and stocks and consumer confidence fading, bond investors scaled back their expectations for Fed rate hikes in 2002 and money market yields began falling.

PORTFOLIO STRATEGY

     One of the ways we try to enhance performance is by managing the fund's weighted average maturity, or WAM.  At the time of the terrorist attacks on
September 11, the fund's WAM was positioned short relative to our peers. Rather than lock in historically low rates after the attacks, we remained prudent and refrained from extending the WAM.

     Going into 2002, we continued to keep the portfolio's WAM relatively short in anticipation of a recovering economy and higher short-term interest rates during the second half of the year. After the market received stronger economic data in March, money market yields did begin to rise. At this time, we moved to lock in some very attractive yields relative to taxable securities and historical ratios, slightly extending our WAM. That helped performance, because as weaker economic data was released, market expectations for aggressive Fed action were greatly diminished and short-term rates fell again.

     Another reason the fund performed well relative to its Lipper group is that our expenses are below average. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

OUTLOOK

     With the economy and stock market looking fragile, it's likely the Fed will keep rates low for the remainder of the year. However, with states and municipalities issuing a record supply of new securities this year to fill budget shortfalls caused by a slowing economy, we think municipal yields could rise.

     We will avoid extending our WAM further with rates so low, but will continue to look for securities with attractive yields as rate expectations and supply conditions change. For now, we think we're relatively well positioned for a scenario where the Fed begins to raise rates in late 2002 or early 2003.

[left margin]

PORTFOLIO COMPOSITION
BY CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                         5/31/02     11/30/01
A1+                        63%          74%
A1                         37%          26%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

PORTFOLIO COMPOSITION
BY MATURITY
                          AS OF MAY 31, 2002
1-30 DAYS                        81%
31-90 DAYS                        8%
91-180 DAYS                       1%
MORE THAN 180 DAYS               10%

[pie chart]

                        AS OF NOVEMBER 30, 2001
1-30 DAYS                        86%
31-90 DAYS                        8%
91-180 DAYS                       6%

[pie chart]

22      1-800-345-2021

Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%

ARIZONA -- 1.6%
                 $  2,000  Maricopa County Industrial
                              Development Auth. Multifamily
                              Rev., (San Martin Apartments),
                              VRDN, 1.60%, 6/6/02                       $  2,000
                    2,000  Tempe Excise Tax Rev., VRDN,
                              1.65%, 6/3/02                                2,000
                                                                        --------
                                                                           4,000
                                                                        --------
CALIFORNIA -- 8.9%
                    4,000  California Department of General
                              Services COP, VRDN, 1.62%,
                              6/6/02 (LOC: Merrill Lynch
                              Capital Services, Inc.) (Acquired
                              12/28/01-1/3/02, Cost
                              $4,000)(1)                                   4,000
                    2,500  California Rev. Anticipation Notes,
                              3.25%, 6/28/02                               2,502
                    9,000  California Rev. Anticipation Notes,
                              Series 2001 C, VRDN, 1.48%,
                              6/6/02                                       9,000
                    7,500  San Bernardino Single Family
                              Mortgage Rev., Series 2001 A,
                              2.40%, 7/1/02 (GNMA/
                              FNMA) (GIC: Bayerische
                              Landesbank Girozentrale)                     7,500
                                                                        --------
                                                                          23,002
                                                                        --------
COLORADO -- 7.0%
                    2,500  Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 1.75%,
                              6/3/02 (LOC: U.S. Bank, N.A.)                2,500
                    3,450  Arvada Water Enterprise Rev.,
                              VRDN, 1.70%, 6/3/02 (FSA)                    3,450
                    5,345  Arvada West Town Center
                              Improvement District GO,
                              VRDN, 1.68%, 6/6/02 (LOC:
                              KeyBank N.A.)                                5,345
                    2,085  Douglas County School District
                              No. RE-1 Douglas & Elbert
                              Counties GO, Series 2002 A,
                              2.02%, 12/15/02(2)                           2,063
                    3,555  Fort Collins Economic
                              Development Rev., Series
                              2001 A, (Oakridge), VRDN,
                              1.65%, 6/6/02 (LOC: U.S.
                              Bank, N.A.)                                  3,555
                    1,250  University of Colorado Parking
                              Rev., Series 2001 A, 4.50%,
                              6/1/02                                       1,250
                                                                        --------
                                                                          18,163
                                                                        --------
FLORIDA -- 13.7%
                   17,610  Capital Projects Finance Auth.
                              Rev., Series 2000 H, (Loan
                              Program), 1.90%, 6/5/02                     17,610

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  5,805  Florida Finance Agency
                              Multifamily Housing Rev.,
                              (Country Club), VRDN, 1.55%,
                              6/6/02 (LOC: Bank of
                              New York)                                 $  5,805
                    1,100  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Woodlands), VRDN, 1.63%,
                              6/5/02 (LOC: Northern Trust
                              Company)                                     1,100
                   11,000  Orange County Health Facilities
                              Auth. Rev., Series 2000 A,
                              (Various Florida Hospital
                              Association Projects), VRDN,
                              1.90%, 6/5/02                               11,000
                                                                        --------
                                                                          35,515
                                                                        --------
ILLINOIS -- 0.9%
                    2,200  Chicago Multifamily Housing Rev.,
                              Series 2001 B, (North
                              Larrabee), VRDN, 1.55%,
                              6/6/02 (LOC: Harris Trust &
                              Savings Bank)                                2,200
                                                                        --------
INDIANA -- 1.0%
                    1,370  Hamilton County Public Building
                              Corp. Rev., (First Mortgage),
                              3.50%, 1/20/03 (AMBAC)                       1,383
                    1,125  Indiana Development Finance
                              Auth. Industrial Rev., (C.C. Cook
                              & Son Lumber), VRDN, 1.65%,
                              6/5/02 (LOC: Fifth Third Bank)               1,125
                                                                        --------
                                                                           2,508
                                                                        --------
KANSAS -- 1.2%
                    3,000  Kansas Development Finance
                              Auth. Multifamily Rev., Series
                              2002 G-1, (Summit Woods),
                              VRDN, 1.60%, 6/6/02 (FNMA)                   3,000
                                                                        --------
MASSACHUSETTS -- 0.9%
                    2,390  Pittsfield GO, 3.50%, 4/15/03
                              (MBIA)                                       2,416
                                                                        --------
MINNESOTA -- 4.7%
                    7,440  Dakota County Community
                              Development Agency Rev.,
                              (Catholic Finance Corporation),
                              VRDN, 1.55%, 6/5/02 (LOC:
                              U.S. Bank N.A.)                              7,440
                    1,000  Minneapolis Health Care Systems
                              Rev., Series 2002 B, (Fairview
                              Health Services), 4.00%,
                              5/15/03 (MBIA)                               1,017
                    3,700  St. Paul Housing &
                              Redevelopment Auth. Rev.,
                              (Kendrick Apartments), VRDN,
                              1.65%, 6/5/02 (LOC: U.S.
                              Bank Trust N.A.)                             3,700
                                                                        --------
                                                                          12,157
                                                                        --------

See Notes to Financial Statements                www.americancentury.com      23

Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MISSOURI -- 1.9%
                 $  4,825  Sikeston Electric Rev., 6.25%,
                              6/1/02, Prerefunded at 102%
                              of Par (MBIA)(3)                          $  4,925
                                                                        --------
MULTI-STATE -- 9.8%
                   19,318  Koch Floating Rate Trust Rev.,
                              Series 2000-1, VRDN, 1.70%,
                              6/6/02 (AMBAC) (SBBPA:
                              State Street Corp.) (Acquired
                              5/2/00-11/30/01, Cost
                              $19,318)(1)                                 19,318
                    6,000  Newman Capital Trust, Class B,
                              VRDN, 1.65%, 6/6/02
                              (Acquired 12/20/01, Cost
                              $6,000)(1)                                   6,000
                                                                        --------
                                                                          25,318
                                                                        --------
NEW HAMPSHIRE -- 2.7%
                    6,990  New Hampshire Health &
                              Education Auth. Hospital Rev.,
                              VRDN, 1.62%, 6/6/02
                              (Acquired 7/23/01, Cost
                              $6,990)(1)                                   6,990
                                                                        --------
NEW YORK -- 3.9%
                    7,000  New York Energy Research &
                              Development Auth. Rev.,
                              (Niagara Mohawk Power),
                              Series 1985-A, 1.65%, 6/3/02
                              (LOC: Toronto Dominion Bank)                 7,000
                    3,000  New York State Thruway Auth.
                              Rev., Series 2002 A, 3.25%,
                              3/26/03                                      3,025
                                                                        --------
                                                                          10,025
                                                                        --------
NORTH CAROLINA -- 5.5%
                    5,290  North Carolina Capital Facilities
                              Finance Agency Rev., (North
                              Carolina A&T Foundation),
                              VRDN, 1.50%, 6/6/02 (LOC:
                              First Union National Bank)                   5,290
                    8,835  North Carolina Medical Care
                              Commission Rev., (Aldersgate),
                              VRDN, 1.50%, 6/5/02 (LOC:
                              Branch Banking & Trust)                      8,835
                                                                        --------
                                                                          14,125
                                                                        --------
NORTH DAKOTA -- 1.4%
                    3,600  Fargo Commercial Development
                              Rev., (Cass Oil Company),
                              VRDN, 1.45%, 6/6/02 (LOC:
                              U.S. Bank N.A.)                              3,600
                                                                        --------
OHIO -- 3.6%
                    3,850  Clinton County Hospital Rev.,
                              (Ohio Hospital Capital Inc.),
                              VRDN, 1.90%, 6/5/02 (LOC:
                              Fifth Third Bank)                            3,850

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  5,455  Miami County Hospital Facilities
                              Rev., VRDN, 1.62%, 6/6/02
                              (Acquired 3/25/02, Cost
                              $5,455)(1)                                $  5,455
                                                                        --------
                                                                           9,305
                                                                        --------
OREGON -- 2.0%
                    5,000  Oregon Tax Anticipation Notes
                              Rev., Series 2002 A, 3.25%,
                              5/1/03                                       5,056
                                                                        --------
PENNSYLVANIA -- 2.5%
                    1,500  Allegheny County Industrial
                              Development Auth. Pollution
                              Control Rev., Series 2001 A,
                              (Longwood), VRDN, 1.75%,
                              6/3/02                                       1,500
                    3,000  Allegheny County Industrial
                              Development Auth. Rev.,
                              (Environmental Improvement -
                              USX), VRDN, 1.55%, 6/6/02
                              (LOC: CommerzBank A.G.)                      3,000
                    2,000  Pennsylvania Housing Finance
                              Agency GO, (Multifamily
                              Development - I), 5.00%,
                              12/30/02                                     2,000
                                                                        --------
                                                                           6,500
                                                                        --------
SOUTH CAROLINA -- 1.0%
                    2,500  South Carolina Jobs-Economic
                              Development Auth. Rev., Series
                              2000 B, (Ortec Inc.), VRDN,
                              1.60%, 6/6/02 (LOC: Bank of
                              America N.A.)                                2,500
                                                                        --------
TENNESSEE -- 7.4%
                    4,995  Elizabethton Health & Educational
                              Facilities Board Rev., 1.62%,
                              6/6/02 (Acquired 3/5/01,
                              Cost $4,995)(1)                              4,995
                    6,000  Metropolitan Government Nashville
                              & Davidson County Health &
                              Educational Facility Board Rev.,
                              (Ascension Health Credit),
                              1.65%, 7/2/02                                6,000
                    5,300  Montgomery County Public
                              Building Auth. Rev., VRDN,
                              1.65%, 6/3/02 (LOC: Bank of
                              America N.A.)                                5,300
                    2,900  Morristown Health Educational &
                              Housing Facilities Board Rev.,
                              (All Saints Episcopal School),
                              VRDN, 1.50%, 6/5/02 (LOC:
                              Suntrust Bank)                               2,900
                                                                        --------
                                                                          19,195
                                                                        --------
TEXAS -- 12.0%
                    5,000  ABN AMRO Munitops Certificate
                              Trust GO, VRDN, 1.47%,
                              6/5/02 (FSA) (Acquired
                              6/7/01, Cost $5,000)(1)                      5,000

24      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,700  Bexar County Health Facilities
                              Development Corp. Rev.,
                              (Incarnate Word), 5.00%,
                              11/15/02 (FSA)(3)                         $  1,724
                    1,735  Denton Utility System Rev., Series
                              2002 A, 4.25%, 12/1/02 (FSA)                 1,752
                    5,500  Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 1.55%, 6/6/02
                              (LOC: Bank One Texas N.A.)                   5,500
                    6,000  Houston GO, Series 2001 B,
                              (Public Improvement), 4.50%,
                              3/1/03 (FSA)                                 6,104
                    8,755  Port Arthur Navigation District
                              Rev., (Motiva Enterprises),
                              VRDN, 1.80%, 6/5/02                          8,755
                    2,125  Westcentral Municipal Utility
                              District Rev., (Water
                              Transmission Line Contract),
                              6.75%, 11/1/02(3)                            2,167
                                                                        --------
                                                                          31,002
                                                                        --------
UTAH -- 1.4%
                    3,615  Bedford County Industrial
                              Development Auth. Rev., (Sepa
                              Inc. Facility), VRDN, 1.55%,
                              6/4/02 (LOC: First Union
                              National Bank)                               3,615
                                                                        --------
VIRGINIA -- 0.4%
                    1,000  Williamsburg Industrial
                              Development Auth. Museum
                              Rev., (Colonial Foundation),
                              VRDN, 2.00%, 6/5/02 (LOC:
                              Bank of America N.A.)                        1,000
                                                                        --------
WASHINGTON -- 4.1%
                    1,285  Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              1.70%, 6/5/02 (LOC: Wells
                              Fargo Bank, N.A.) (Acquired
                              11/17/97, Cost $1,285)(1)                    1,285
                    2,600  Washington State Housing
                              Finance Commission Nonprofit
                              Rev., (YMCA Columbia/
                              Willamette), VRDN, 1.45%,
                              6/6/02 (LOC: Wells Fargo
                              Bank, N.A.)                                  2,600
                    1,235  Washington State Housing
                              Finance Commission Multifamily
                              Rev., (Assisted Living Concepts),
                              VRDN, 1.65%, 6/6/02 (LOC:
                              U.S. Bank N.A.)                              1,235
                      500  Washington State Housing
                              Finance Commission Multifamily
                              Rev., (Cedar Landing Apartment),
                              VRDN, 1.65%, 6/6/02 (LOC:
                              U.S. Bank, N.A.)                               500

Principal Amount                  ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $  1,940  Washington State Housing
                              Finance Commission Multifamily
                              Rev., (Sherwood Springs
                              Apartments), VRDN, 1.65%,
                              6/6/02 (LOC: U.S. Bank N.A.)              $  1,940
                    2,900  Washington State Housing
                              Finance Commission Rev.,
                              (Nikkei Manor), VRDN, 1.50%,
                              6/5/02 (LOC: Bank of
                              America N.A.)                                2,900
                                                                        --------
                                                                          10,460
                                                                        --------
WYOMING -- 0.5%
                    1,200  Sweetwater County Pollution
                              Control Rev., (Pacificorp
                              Project), Series 1990-A,
                              1.65%, 6/5/02 (LOC:
                              Commerzbank A.G.)                            1,200
                                                                        --------
TOTAL INVESTMENT SECURITIES -- 100.0%                                   $257,777
                                                                        ========

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002, was $53,043 (in thousands) which represented 21.2% of net assets.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements                www.americancentury.com      25

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                     LIMITED-TERM    TAX-FREE    HIGH-YIELD   TAX-FREE
MAY 31, 2002                           TAX-FREE       BOND       MUNICIPAL  MONEY MARKET
------------                           --------       ----       ---------  ------------

ASSETS                                      (IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
Investment securities, at value
  (cost of $53,439,$402,538,
  $34,564, and $257,777,
  respectively) (Note 5) ...........   $  54,443   $ 417,042    $  35,598    $ 257,777
Receivable for investments sold ....       2,918       1,054          490         --
Receivable for capital shares sold .          50         336          384         --
Interest receivable ................         656       5,487          582          965
Prepaid portfolio insurance (Note 2)        --          --           --             19
                                       ---------   ---------    ---------    ---------
                                          58,067     423,919       37,054      258,761
                                       ---------   ---------    ---------    ---------

LIABILITIES
Disbursements in excess
of
  demand deposit cash ..............       2,018      15,635          827        8,621
Payable for investments purchased ..       6,416      25,542         --           --
Accrued management fees (Note 2) ...          21         160           19          102
Dividends payable ..................          17         131           46         --
Payable for trustees'
fees and expenses (Note 2) .........        --             1         --              1
Accrued expenses and
  other liabilities ................        --             3         --              2
                                       ---------   ---------    ---------    ---------
                                           8,472      41,472          892        8,726
                                       ---------   ---------    ---------    ---------

Net Assets .........................   $  49,595   $ 382,447    $  36,162    $ 250,035
                                       =========   =========    =========    =========

CAPITAL SHARES
Outstanding (unlimited
number
  of shares authorized) ............       4,795      35,965        3,665      250,096
                                       =========   =========    =========    =========

Net Asset Value Per Share ..........   $   10.34   $   10.63    $    9.87    $    1.00
                                       =========   =========    =========    =========

NET ASSETS CONSIST OF:
Capital paid in ....................   $  48,405   $ 368,172    $  37,325    $ 250,096
Undistributed net
  investment income ................          22           8         --           --
Accumulated undistributed
  net realized gain (loss) on
  investment transactions ..........         164        (237)      (2,197)         (61)
Net unrealized
appreciation
  on investments (Note 5) ..........       1,004      14,504        1,034         --
                                       ---------   ---------    ---------    ---------
                                       $  49,595   $ 382,447    $  36,162    $ 250,035
                                       =========   =========    =========    =========

                                               See Notes to Financial Statements
26      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

                                   LIMITED-TERM TAX-FREE  HIGH-YIELD   TAX-FREE
YEAR ENDED MAY 31, 2002              TAX-FREE    BOND     MUNICIPAL  MONEY MARKET
-----------------------              --------    ----     ---------  ------------

INVESTMENT INCOME .................               (IN THOUSANDS)
Income:
Interest ..........................   $ 1,868    $12,514   $ 1,854    $ 5,312
                                      -------    -------   -------    -------

Expenses (Note 2):
Management fees ...................       227      1,361       196      1,225
Trustees' fees and expenses .......         2         11         1          9
Portfolio insurance
  and other expenses ..............      --            3      --           29
                                      -------    -------   -------    -------
                                          229      1,375       197      1,263
                                      -------    -------   -------    -------

Net investment income .............     1,639     11,139     1,657      4,049
                                      -------    -------   -------    -------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investment transactions
  (Note 3) ........................       472      1,370       (26)        (3)
Change in net unrealized
  appreciation on investments
  (Note 5) ........................       (37)     3,668       815       --
                                      -------    -------   -------    -------

Net realized and
  unrealized gain (loss) ..........       435      5,038       789         (3)
                                      -------    -------   -------    -------

Net Increase in Net Assets
  Resulting from Operations .......   $ 2,074    $16,177   $ 2,446    $ 4,046
                                      =======    =======   =======    =======

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      27

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 2002 AND MAY 31, 2001

                                       LIMITED-TERM TAX-FREE         TAX-FREE BOND
Increase in Net Assets                   2002         2001         2002         2001
----------------------                   ----         ----         ----         ----

OPERATIONS                                               (IN THOUSANDS)

Net investment income .............   $   1,639    $   1,510    $  11,139    $   7,666
Net realized gain .................         472           96        1,370        2,694
Change in net unrealized
  appreciation ....................         (37)       1,271        3,668        6,048
                                      ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations .......       2,074        2,877       16,177       16,408
                                      ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........      (1,639)      (1,510)     (11,148)      (7,666)
From net realized gains ...........        --           --         (1,756)        --
                                      ---------    ---------    ---------    ---------
Decrease in net assets
  from distributions ..............      (1,639)      (1,510)     (12,904)      (7,666)
                                      ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........      41,466       13,302      211,780       99,761
Issued in connection with
  acquistion (Note 6) .............        --           --        112,512         --
Proceeds from reinvestment
  of distributions ................       1,329        1,270       10,913        6,443
Payments for
  shares redeemed .................     (30,862)     (11,055)    (144,217)     (76,271)
                                      ---------    ---------    ---------    ---------
Net increase in net assets
  from capital share
  transactions ....................      11,933        3,517      190,988       29,933
                                      ---------    ---------    ---------    ---------

Net increase in net assets ........      12,368        4,884      194,261       38,675

NET ASSETS
Beginning of period ...............      37,227       32,343      188,186      149,511
                                      ---------    ---------    ---------    ---------
End of period .....................   $  49,595    $  37,227    $ 382,447    $ 188,186
                                      =========    =========    =========    =========

Undistributed net
  investment income ...............        --           --           --      $       9
                                      =========    =========    =========    =========

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..............................       4,020        1,312       19,975        9,554
Issued in connection with
  acquisition (Note 6) ............        --           --         10,653         --
Issued in reinvestment
  of distributions ................         129          126        1,030          622
Redeemed ..........................      (2,994)      (1,094)     (13,607)      (7,321)
                                      ---------    ---------    ---------    ---------
Net increase ......................       1,155          344       18,051        2,855
                                      =========    =========    =========    =========

                                               See Notes to Financial Statements
28      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED MAY 31, 2002 AND MAY 31, 2001

                                        HIGH-YIELD MUNICIPAL     TAX-FREE MONEY MARKET
Increase in Net Assets                   2002         2001        2002          2001
----------------------                   ----         ----        ----          ----

OPERATIONS                                               (IN THOUSANDS)
Net investment income .............   $   1,657    $   1,673    $   4,049    $   8,695
Net realized loss .................         (26)        (559)          (3)        --
Change in net unrealized
  appreciation ....................         815        1,477         --            (10)
                                      ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations .......       2,446        2,591        4,046        8,685
                                      ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........      (1,657)      (1,673)      (4,049)      (8,718)
                                      ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........      18,010        9,659      191,743      222,489
Proceeds from reinvestment
  of distributions ................       1,201        1,253        3,855        8,218
Payments for
  shares redeemed .................     (13,180)     (10,677)    (195,021)    (215,065)
                                      ---------    ---------    ---------    ---------
Net increase in net assets
  from capital share
  transactions ....................       6,031          235          577       15,642
                                      ---------    ---------    ---------    ---------

Net increase in net assets ........       6,820        1,153          574       15,609

NET ASSETS
Beginning of period ...............      29,342       28,189      249,461      233,852
                                      ---------    ---------    ---------    ---------
End of period .....................   $  36,162    $  29,342    $ 250,035    $ 249,461
                                      =========    =========    =========    =========

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..............................       1,840        1,009      191,743      222,489
Issued in reinvestment
  of distributions ................         123          131        3,855        8,218
Redeemed ..........................      (1,347)      (1,116)    (195,021)    (215,065)
                                      ---------    ---------    ---------    ---------
Net increase ......................         616           24          577       15,642
                                      =========    =========    =========    =========

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      29

Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  Limited-Term Tax-Free Fund (Limited-Term),
Tax-Free Bond Fund (Tax-Free Bond) (formerly Intermediate-Term Tax-Free Fund),
High-Yield Municipal Fund (High-Yield), and Tax-Free Money Market Fund (Tax-Free
Money Market) (collectively, the funds) are four funds in a series issued by the trust. The funds, except High-Yield, are diversified under the 1940 Act. The objective of Limited-Term,  Tax-Free Bond and Tax-Free Money Market is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders'
capital. High-Yield's objective is to seek high current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk.
The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of
Limited-Term, Tax-Free Bond, and High-Yield are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    WHEN ISSUED -- Limited-Term, Tax-Free Bond and High-Yield may engage in securities transactions on a when-issued basis. Under this arrangement, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money
Market does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.1625% to 0.2800% for Limited-Term and Tax-Free Bond. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for High Yield.
The rates for the Investment Category Fee range from 0.1570% to 0.2700% for
Tax-Free Money Market. Rates for the Complex Fee range from 0.2900% to 0.3100%.
For the year ended May 31, 2002, the effective annual management fee was 0.51%
for Limited-Term and Tax-Free Bond. For the year ended May 31, 2002, the effective annual management fee for Tax-Free Money Market and High-Yield was
0.49% and 0.64%, respectively.

    MONEY MARKET INSURANCE -- Tax-Free Money Market, along with other money market funds managed by ACIM, has entered into an insurance agreement with MBIA
Insurance Corporation (MBIA). MBIA provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest  and insolvency of a credit enhancement provider. The fund pays annual premiums to
MBIA on a yearly basis, which are amortized over one year.

    RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the trust's investment manager,
ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

    The funds, except Tax-Free Money Market, have a bank line of credit agreement with J.P. Morgan Chase & Co. (JPM) (see Note 4). JPM is an equity investor in ACC.

30      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:

                                           LIMITED-TERM   TAX-FREE   HIGH-YIELD
                                             TAX-FREE       BOND      MUNICIPAL
                                             --------       ----      ---------

PURCHASES                                              (IN THOUSANDS)
Municipal Debt Obligations .................. $57,557     $278,761     $12,823

PROCEEDS FROM SALES                                    (IN THOUSANDS)
Municipal Debt Obligations .................. $49,644     $216,267     $8,448

    Tax-Free Money Market is excluded from the above chart because this fund's investments are considered short-term.

4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 18, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended May 31, 2002.

5.  FEDERAL TAX INFORMATION

    The tax character of distributions paid during the years ending May 31,
2002 and May 31, 2001, are as follows:

                               LIMITED-TERM           TAX-FREE            HIGH-YIELD            TAX-FREE
                                 TAX-FREE               BOND               MUNICIPAL          MONEY MARKET
                              2002     2001        2002      2001        2002     2001        2002   2001
                              ----     ----        ----      ----        ----     ----        ----   ----

DISTRIBUTIONS PAID FROM                                       (IN THOUSANDS)
Ordinary income ............ $1,639   $1,510      $12,524   $7,666      $1,657   $1,673      $4,049     $8,718
Long-term capital gain .....     --       --         $380       --          --       --          --         --

    As of May 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                             LIMITED-TERM   TAX-FREE     HIGH-YIELD    TAX-FREE
                               TAX-FREE       BOND       MUNICIPAL   MONEY MARKET
                               --------       ----       ---------   ------------

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST         (IN THOUSANDS)
Federal tax cost
  of investments ...........   $  53,439    $ 402,538    $  34,564    $ 257,777
                               =========    =========    =========    =========
Gross tax appreciation
  on investments ...........   $   1,006    $  14,651    $   1,256         --
Gross tax depreciation
  on investments ...........          (2)        (147)        (222)        --
                               ---------    ---------    ---------    ---------
Net tax appreciation
  on investments ...........   $   1,004    $  14,504    $   1,034         --
                               =========    =========    =========    =========
Undistributed taxable
  ordinary income ..........   $       3    $       8         --           --
Undistributed tax-exempt
  ordinary income ..........   $      19         --           --           --
Undistributed long-term gain   $     164         --           --           --

                                                 www.americancentury.com      31

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

5.  FEDERAL TAX INFORMATION (CONTINUED)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

    CAPITAL LOSS CARRYOVERS -- At May 31, 2002, High-Yield and Tax-Free Money
Market had accumulated net realized capital loss carryovers for federal income tax purposes of $2,197,719 and $60,373, respectively (expiring in 2008 through
2010, respectively), which may be used to offset future taxable gains.

    Tax-Free Bond and Tax-Free Money Market have elected to  treat $237,534 and
$450, respectively, of net capital losses incurred in the seven-month period ended May 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

6.  REORGANIZATION PLAN

    On December 3, 2001, Tax-Free Bond acquired all of the net assets of
Long-Term Tax-Free Fund (Long-Term), another fund previously issued by the trust, pursuant to a plan of reorganization approved by the acquired funds'
shareholders on November 16, 2001. Tax-Free Bond is the surviving fund for the purposes of maintaining the financial statements and performance history in the post-reorganization.

    The acquisition was accomplished by a tax-free exchange of 10,653,169 shares of Tax-Free Bond for 10,703,850 shares of Long-Term, outstanding on December 3,
2001. The net assets of Tax-Free Bond and Long-Term immediately before the acquisition were $209,516,970 and $112,512,191, respectively. Long-Term unrealized appreciation of $5,557,698 was combined with that of Tax-Free Bond.
Immediately after the acquisition, the combined net assets were $322,029,161.

     Tax-Free Bond acquired capital loss carryovers for federal income tax purposes of $503,112. These acquired capital loss carryovers are subject to limitations on their use under the Internal Revenue Code, as amended.

7.  SUBSEQUENT EVENTS

    LIMITED-TERM  -- On March 13, 2002, the Board of Trustees of Limited-Term
approved a plan of reorganization (the reorganization) pursuant to which
Tax-Free Bond would acquire all of the assets of Limited-Term in exchange for shares of equal value of  Tax-Free Bond and the assumption by Tax-Free Bond of all liabilities of the acquired fund. The reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined in the 1940 Act) of outstanding voting securities of Limited-Term. A special meeting of shareholders (the meeting) will be held on August 2, 2002 to vote on the reorganization. If the reorganization is approved at the meeting, the reorganization is expected to be effective at the beginning of business on
September 3, 2002. If approved, the financial statements and performance history of Tax-Free Bond would be carried over in the post-reorganization.

    FLORIDA MUNICIPAL MONEY MARKET -- On March 13, 2002, the Board of Trustees
of Florida Municipal Money Market (Florida MM), a fund also issued by the trust, approved a plan of reorganization pursuant to which Tax-Free Money Market would acquire all of the assets of Florida MM in exchange for shares of equal value of
Tax-Free Money Market and the assumption by Tax-Free Money Market of all liabilities of the acquired fund. The reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined in the
1940 Act) of outstanding voting securities of Florida MM. A special meeting of shareholders (the meeting) will be held on August 2, 2002 to vote on the reorganization. If the reorganization is approved at the meeting, the reorganization is expected to be effective at the beginning of business on
September 3, 2002. If approved, the financial statements and performance history of Tax-Free Money Market would be carried over in the post-reorganization.

32      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002

8.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    The funds designate exempt interest and capital gain dividends for the fiscal year ended May 31, 2002, as follows:

                               LIMITED-TERM      TAX-FREE       HIGH-YIELD        TAX-FREE
                                 TAX-FREE          BOND          MUNICIPAL      MONEY MARKET
                                 --------          ----          ---------      ------------

Exempt interest dividends ..... $1,638,634      $11,148,334      $1,657,453      $4,048,836
Long-term capital gains .......         --         $378,698              --              --

                                                 www.americancentury.com      33

Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                          2002       2001       2000       1999      1998(1)     1997
                                          ----       ----       ----       ----      -------     ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $10.23      $9.81     $10.14     $10.16     $10.11     $10.08
                                        --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............   0.38       0.44       0.42       0.40       0.24       0.41
  Net Realized and Unrealized
  Gain (Loss) .........................   0.11       0.42      (0.31)      0.01       0.05       0.10
                                        --------   --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.49       0.86       0.11       0.41       0.29       0.51
                                        --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.38)     (0.44)     (0.42)     (0.40)     (0.24)     (0.41)
  From Net Realized Gains .............    --         --       (0.02)     (0.03)       --       (0.07)
                                        --------   --------   --------   --------   --------   --------
  Total Distributions .................  (0.38)     (0.44)     (0.44)     (0.43)     (0.24)     (0.48)
                                        --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ........ $10.34     $10.23      $9.81     $10.14     $10.16     $10.11
                                        ========   ========   ========   ========   ========   ========
  Total Return(2) .....................   4.88%      8.95%      1.14%      4.15%      2.87%      5.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.51%      0.51%      0.51%      0.51%    0.52%(3)     0.59%
Ratio of Net Investment Income
  to Average Net Assets ................  3.67%      4.42%      4.16%      3.93%    4.04%(3)     4.05%
Portfolio Turnover Rate ................   121%        84%       129%        41%        28%        74%
Net Assets, End of Period
  (in thousands) ...................... $49,595    $37,227    $32,343    $41,117    $38,410    $36,437

(1) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

                                               See Notes to Financial Statements
34      1-800-345-2021                See Glossary for a Definition of the Table

Tax-Free Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                         2002       2001       2000       1999      1998(1)     1997
                                         ----       ----       ----       ----      -------     ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $10.50      $9.93     $10.39     $10.52     $10.46     $10.35
                                        --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............   0.44       0.48       0.48       0.48       0.28       0.49
  Net Realized and Unrealized
  Gain (Loss) .........................   0.22       0.57      (0.44)     (0.05)      0.08       0.21
                                        --------   --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.66       1.05       0.04       0.43       0.36       0.70
                                        --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.44)     (0.48)     (0.48)     (0.48)     (0.28)     (0.49)
  From Net Realized Gains .............  (0.09)       --       (0.02)     (0.08)     (0.02)     (0.10)
                                        --------   --------   --------   --------   --------   --------
  Total Distributions .................  (0.53)     (0.48)     (0.50)     (0.56)     (0.30)     (0.59)
                                        --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ........ $10.63     $10.50      $9.93     $10.39     $10.52     $10.46
                                        ========   ========   ========   ========   ========   ========
  Total Return(2) .....................   6.45%     10.77%      0.44%      4.07%      3.50%      6.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.51%      0.51%      0.51%      0.51%    0.51%(3)     0.58%
Ratio of Net Investment Income
  to Average Net Assets ................  4.14%      4.65%      4.75%      4.52%    4.62%(3)     4.71%
Portfolio Turnover Rate ................    86%       106%       107%        32%        17%        35%
Net Assets, End of Period
  (in thousands) ..................... $382,447   $188,186   $149,511   $149,678   $137,907   $132,416

(1) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      35

High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                          2002       2001       2000       1999       1998(1)
                                          ----       ----       ----       ----       -------
PER--SHARE DATA
Net Asset Value,
  Beginning of Period .................  $9.62      $9.32     $10.12     $10.08       $9.99
                                        --------   --------   --------   --------   -----------
Income From Investment Operations
  Net Investment Income ...............   0.53       0.53       0.51       0.54        0.09
  Net Realized and Unrealized
  Gain (Loss) .........................   0.25       0.30      (0.79)      0.07        0.09
                                        --------   --------   --------   --------   -----------
  Total From Investment Operations ....   0.78       0.83      (0.28)      0.61        0.18
                                        --------   --------   --------   --------   -----------
Distributions
  From Net Investment Income ..........  (0.53)     (0.53)     (0.51)     (0.54)      (0.09)
  From Net Realized Gains .............    --         --       (0.01)     (0.03)        --
                                        --------   --------   --------   --------   -----------
  Total Distributions .................  (0.53)     (0.53)     (0.52)     (0.57)      (0.09)
                                        --------   --------   --------   --------   -----------
Net Asset Value, End of Period ........  $9.87      $9.62      $9.32     $10.12      $10.08
                                        ========   ========   ========   ========   ===========
  Total Return(2) .....................   8.25%      9.13%     (2.81)%     6.18%       1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.64%      0.64%    0.52%(3)   0.01%(3)        --(3)
Ratio of Net Investment Income
  to Average Net Assets ...............   5.39%      5.59%    5.31%(3)   5.28%(3)   5.38%(3)(4)
Portfolio Turnover Rate ...............     28%        50%        60%        92%           44%
Net Assets, End of Period
  (in thousands) ...................... $36,162    $29,342    $28,189    $42,068       $18,788

(1) March 31, 1998 (inception) through May 31, 1998.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) ACIM voluntarily agreed to pay all expenses of the fund from March 31, 1998
    (inception) through April 30, 1999. In May 1999, ACIM began adding expenses at a rate of 0.10% of average daily closing net assets per month until
    October 31, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% for all three periods and the annualized ratio of net investment income to average net assets would have been 5.19%, 4.65%, and 4.74%, for the same periods, respectively.

(4) Annualized.

                                               See Notes to Financial Statements
36      1-800-345-2021                See Glossary for a Definition of the Table

Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                         2002        2001        2000        1999        1998
                                         ----        ----        ----        ----        ----
PER--SHARE DATA
Net Asset Value,
  Beginning of Period .................  $1.00       $1.00       $1.00       $1.00       $1.00
                                        ---------   ---------   ---------   ---------   ---------
Income From Investment Operations

  Net Investment Income ...............   0.02        0.04        0.03        0.03        0.04
                                        ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........  (0.02)      (0.04)      (0.03)      (0.03)      (0.04)
                                        ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........  $1.00       $1.00       $1.00       $1.00       $1.00
                                        =========   =========   =========   =========   =========
  Total Return(1) .....................   1.64%       3.71%       3.30%       3.10%       3.70%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.51%       0.50%       0.50%     0.31%(2)    0.04%(2)
Ratio of Net Investment Income
  to Average Net Assets ................  1.62%       3.64%       3.23%     3.10%(2)    3.68%(2)
Net Assets, End of Period
  (in thousands) ..................... $250,035    $249,461    $233,852    $283,046    $444,277

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(2) ACIM voluntarily waived its management fee from August 1, 1997 through July
    31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by
    0.10% of the fund's net assets on a monthly basis, until the waiver expired in December 1998. In the absence of the waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.50% and 2.91% for 1999 and 0.52% and 3.20% for
    1998, respectively.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      37

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and
Shareholders of the Limited-Term Tax-Free Fund, Tax-Free Bond Fund,
High-Yield Municipal Fund and Tax-Free Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited-Term Tax-Free Fund, the
Tax-Free Bond Fund, the High-Yield Municipal Fund and the Tax-Free Money Market
Fund (four of the seven funds in the American Century Municipal Trust hereafter referred to as the "Funds") at May 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the period November 1, 1997 through May
31, 1998 and the year ended October 31, 1997, for the Limited-Term Tax-Free Fund and the Tax-Free Bond Fund; the four years in the period then ended, the period
March 31, 1998 through May 31, 1998 for the High-Yield Municipal Fund; and each of the five years in the period then ended for the Tax-Free Money Market Fund in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of
America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 12, 2002

38      1-800-345-2021

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as trustees or officers of the funds.
Those listed as interested  trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other trustees (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 30

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 17

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

                                                 www.americancentury.com      39

Management
--------------------------------------------------------------------------------

                                                                    (Continued)

INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 76

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' trustees and is available without charge upon request by calling 1-800-345-2021.

40      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 32 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds.

     The basic structure of each portfolio is tied to a specific benchmark. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     TAX-FREE BOND seeks interest income exempt from federal income taxes by investing in municipal securities. There are no restrictions on the fund's weighted average maturity.

     HIGH-YIELD MUNICIPAL seeks a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain a weighted average maturity of 10 years or more.

     TAX-FREE MONEY MARKET seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     An investment  in Tax-Free Money Market is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an
average maturity of five years. The bonds are rated BBB or higher by Standard &
Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

[right margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
     ALAN KRUSS
     ROBERT MILLER
     STEVEN PERMUT

     KEN SALINGER

Municipal Credit Research Director
     STEVEN PERMUT

Municipal Credit Analysts
     DAVID MOORE
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE

                                                 www.americancentury.com      41

Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of
1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Tax-Free Bond) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     HIGH-YIELD MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 50% of assets in lower-rated municipal debt issues.

     TAX-EXEMPT MONEY MARKET FUNDS (Tax-Free Money Market) -- funds that  intend to maintain a constant net asset value and invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

FOR NOTES AND BONDS:

     Securities rated AAA, AA, A, or BBB by S&P are considered
"investment-grade" securities, meaning they are relatively safe from default.
High-Yield Municipal may invest more than 50% of its portfolio in securities that are below investment grade or not rated. Here are the most common credit ratings and their definitions:

*    AAA -- extremely strong ability to meet financial obligations.

*    AA -- very strong ability to meet financial obligations.

*    A -- strong ability to meet financial obligations.

*    BBB -- good ability to meet financial obligations.

*    BB -- less vulnerable to default than other lower-quality issues, but do not quite meet investment-grade standards.

FOR MONEY MARKET SECURITIES:

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

42      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

*   AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

*   AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   BASIS POINT -- one one-hundredth of a percentage point (or 0.01%).
Therefore, 100 basis points equal one percentage point (or 1%).

*   COPS (CERTIFICATES OF PARTICIPATION)/LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

*   COUPON -- the stated interest rate of a security.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

*   GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

*   MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

*   PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates).
These bonds tend to have higher credit ratings because they are backed by
Treasury securities.

*   PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 34-37.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

*   VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly)
interest rate adjustments.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   YIELD (7-DAY CURRENT) -- calculated based on the income generated by an investment in the fund over a seven-day period expressed as an annual percentage rate.

*   YIELD (7-DAY EFFECTIVE) -- calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

*   YIELD (TAX-EQUIVALENT) -- the taxable yields that investors in a combined
California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

*   YIELD (30-DAY SEC) -- represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

                                                 www.americancentury.com      43

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

44      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0207                                 American Century Investment Services, Inc.
SH-ANN-30328N                     (c)2002 American Century Services Corporation